Exhibit 10.1

EXECUTION COPY

RIO GRANDE RESOURCES TRUST II

(El Paso Electric Company, guarantor)

$110,000,000

Senior Notes

$15,000,000 3.67% Senior Notes, Series A, due August 15, 2015

$50,000,000 4.47% Senior Notes, Series B, due August 15, 2017

$45,000,000 5.04% Senior Notes, Series C, due August 15, 2020

NOTE PURCHASE AGREEMENT

Dated as of August 17, 2010

SERIES A PPN: 76711@ AA6

SERIES B PPN: 76711@ AB4

SERIES C PPN: 76711@ AC2

i

	6.3	Resale Restrictions	13
	6.4	Legend	13
	6.5	Source of Funds	13
	6.6	Authority	15

7.	INFORMATION AS TO THE COMPANY		15
	7.1	Financial and Business Information	15
	7.2	Officer’s Certificate	18
	7.3	Visitation	18

8.	PREPAYMENT OF THE NOTES		19
	8.1	No Scheduled Prepayments	19
	8.2	Optional Prepayments with Make-Whole Amount	19
	8.3	Mandatory Offer to Prepay Upon Change of Control	20
	8.4	Allocation of Partial Prepayments	20
	8.5	Maturity; Surrender, etc	21
	8.6	Purchase of Notes	21
	8.7	Make-Whole Amount	21

9.	AFFIRMATIVE COVENANTS		23
	9.1	Compliance with Law	23
	9.2	Insurance	23
	9.3	Maintenance of Properties	23
	9.4	Payment of Taxes and Claims	23
	9.5	Corporate Existence, etc	24
	9.6	Books and Records	24

10.	NEGATIVE COVENANTS		24
	10.1	Debt to Capitalization Ratio	24
	10.2	Liens	24
	10.3	Merger, Consolidation, etc	26
	10.4	Sanctions or Terrorism Designation	27
	10.5	Liens of Issuer	27

11.	EVENTS OF DEFAULT		27

12.	REMEDIES ON DEFAULT, ETC		29
	12.1	Acceleration	29
	12.2	Other Remedies	30
	12.3	Rescission	30
	12.4	No Waivers or Election of Remedies, Expenses, etc	30

13.	GUARANTY OF NOTES		30
	13.1	Guarantee	31
	13.2	Obligations Not Waived	31
	13.3	Security	31
	13.4	Guarantee of Payment	31

	13.5	No Discharge or Diminishment of Guarantee	32
	13.6	Defenses of the Issuer Waived	32
	13.7	Agreement to Pay; Subrogation	32
	13.8	Information	33
	13.9	Termination	33

14.	REGISTRATION; EXCHANGE; SUBSTITUTION; TRANSFER OF NOTES		33
	14.1	Registration of Notes	33
	14.2	Transfer and Exchange of Notes	33
	14.3	Replacement of Notes	34

15.	PAYMENTS ON NOTES		34
	15.1	Place of Payment	34
	15.2	Home Office Payment	35

16.	EXPENSES, ETC		35
	16.1	Transaction Expenses	36
	16.2	Survival	36

17.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT		36

18.	AMENDMENT AND WAIVER		36
	18.1	Requirements	37
	18.2	Solicitation of Holders of Notes	37
	18.3	Binding Effect, etc	37
	18.4	Notes held by the Issuer, etc	37

19.	NOTICES		37

20.	REPRODUCTION OF DOCUMENTS		38

21.	CONFIDENTIAL INFORMATION		38

22.	SUBSTITUTION OF PURCHASER		39

23.	MISCELLANEOUS		40
	23.1	Successors and Assigns	40
	23.2	Payments Due on Non-Business Days	40
	23.3	Accounting Terms	40
	23.4	Severability	41
	23.5	Construction	41
	23.6	Counterparts	41
	23.7	Governing Law	41
	23.8	Jurisdiction and Process; Waiver of Jury Trial	41

SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms

SCHEDULE 5.3	—	Disclosure Materials
SCHEDULE 5.4	—	Subsidiaries; Ownership of Subsidiary Stock
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.11	—	Licenses, Permits, etc.
SCHEDULE 5.15	—	Existing Debt

EXHIBIT 1(a)	—	Form of Series A Note
EXHIBIT 1(b)	—	Form of Series B Note
EXHIBIT 1(c)	—	Form of Series C Note
EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(b)	—	Form of Opinion of Internal Counsel for the Company
EXHIBIT 4.4(c)	—	Form of Opinion of Special Arizona Regulatory Counsel for the Company
EXHIBIT 4.4(d)	—	Form of Opinion of Special Regulatory Counsel for the Company
EXHIBIT 4.4(e)	—	Form of Opinion of Special New Mexico Counsel for the Company
EXHIBIT 4.4(f)	—	Form of Opinion of Special Counsel to the Purchasers

RIO GRANDE RESOURCES TRUST II

(El Paso Electric Company, guarantor)

Stanton Tower

100 N. Stanton

El Paso, TX 79901

Phone: (915) 543-5711

Fax: (915) 521-4729

$15,000,000 3.67% Senior Notes, Series A, due August 15, 2015

$50,000,000 4.47% Senior Notes, Series B, due August 15, 2017

$45,000,000 5.04% Senior Notes, Series C, due August 15, 2020

Dated as of August 17, 2010

TO EACH OF THE PURCHASERS LISTED IN

            THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

EL PASO ELECTRIC COMPANY, a Texas corporation (the “Company”), agrees with you, and will instruct The Bank of New York Mellon Trust Company, N.A., not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II (as successor by merger to JPMorgan Chase Bank, N.A., in such capacity, the “Trustee”) to cause the RIO GRANDE RESOURCES TRUST II (the “Issuer”) to agree with you as follows:

Wherever this Agreement contemplates or requires action by the Issuer, the Company agrees to instruct the Trustee, consistent with the Trust Agreement, to cause the Issuer to perform such action.

1. AUTHORIZATION OF NOTES.

The Issuer and the Company have authorized the issue and sale of $110,000,000 aggregate principal amount of the Issuer’s Senior Notes consisting of (i) $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”, such term to include any such Notes issued in substitution therefor pursuant to Section 14 of this Agreement). The Notes shall be substantially in the form set out in Exhibits 1(a), 1(b) and 1(c), with such changes therefrom, if any, as may be approved by you, the Other Purchasers of such Notes, or series thereof, the Company, and the Issuer. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no obligation and no liability to any Person for the performance or non-performance by any Other Purchaser hereunder. Notwithstanding the foregoing, if any Purchaser defaults on its purchase obligations hereunder and the Other Purchasers do not collectively purchase 100% of the Notes to be issued hereby, the Issuer and the Company shall have the right to terminate this Agreement.

3. CLOSING.

The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60610-4764, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on August 17, 2010 or on such other Business Day thereafter on or prior to August 31, 2010 as may be agreed upon by the Issuer and you and the Other Purchasers. At the Closing, the Issuer will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to account number 211065 at Bank of New York Mellon, ABA number 021000018, for further credit to Rio Grande Resources Trust II, account number 418395. If at the Closing the Issuer shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1 Representations and Warranties.

The representations and warranties of the Issuer and the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2 Performance; No Default.

The Issuer and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. The Company shall not have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

4.3 Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to you an Officer’s Certificate, dated the date of Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to you a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

(c) Trustee’s Certificate. The Trustee shall have delivered to you a certificate of an Officer of the Trustee, dated the date of Closing, certifying as to the proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4 Opinions of Counsel.

You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Davis Polk & Wardwell LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you), (b) from Mary E. Kipp, Senior Vice President and General Counsel for the Company], covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you), (c) from Perkins Coie LLP, special Arizona regulatory counsel for the Company, covering the matters set forth in Exhibit 4.4(c) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you), (d) from Perkins Coie LLP, special regulatory counsel for the Company, covering the matters set forth in Exhibit 4.4(d) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you), (e) from the Law Offices of Randall W. Childress, P.C., special New Mexico counsel for the Company, covering the matters set forth in Exhibit 4.4(e) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (f) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(f) and covering such other matters incident to such transactions as you may reasonably request.

4.5 Purchase Permitted By Applicable Law, etc.

On the date of the Closing, your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6 Sale of Other Notes.

Contemporaneously with the Closing Issuer shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them as specified in Schedule A.

4.7 Payment of Special Counsel Fees.

Without limiting the provisions of Section 16.1, the Issuer shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Closing.

4.8 Private Placement Numbers.

Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained by Foley & Lardner LLP for each series of the Notes.

4.9 Changes in Organization Structure.

Neither the Issuer nor the Company shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other Person, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10 Funding Instructions.

At least three Business Days prior to the date of the Closing, you shall have received written instructions signed by the Issuer on letterhead of the Issuer confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

4.11 Proceedings and Documents.

All corporate, trust and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE COMPANY.

Each of the Company and the Issuer represents and warrants to you that:

5.1 Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of Texas, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

The Issuer is a trust duly formed, validly existing and in good standing under the laws of Texas. The Issuer has all requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2 Authorization, etc.

This Agreement, the Trust Agreement and the Purchase Contract have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement, the Trust Agreement and the Purchase Contract constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

This Agreement, the Trust Agreement, the Purchase Contract and the Notes have been duly authorized by all necessary trust action on the part of the Issuer and the Trustee, and this Agreement, the Trust Agreement and the Purchase Contract constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3 Disclosure.

The Issuer and the Company, through their agents, U.S. Bancorp Investments, Inc. and Banc of America Securities LLC, have delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated July 2010 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company. This Agreement, the Memorandum (including the documents incorporated by reference therein), the documents, certificates or other writings delivered or made available to the Purchasers and identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, (this Agreement, the Memorandum (including the documents incorporated by reference therein) and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since March 31, 2010, there has been no change in the financial condition, operations, business, properties or prospects of the Issuer, the Company or its Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Issuer or the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4 Organization and Ownership of Shares of Subsidiaries.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiary, showing the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company, and (ii) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of the Subsidiary shown in Schedule 5.4 as being owned by the Company have been validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) The Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing or equivalent status under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) The Subsidiary is not a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of the Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company.

5.5 Financial Statements; Material Liabilities.

The Company has delivered to you and each Other Purchaser copies of the consolidated financial statements of the Company and its Subsidiary listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiary as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiary do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6 Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement, the Trust Agreement and the Purchase Contract will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or its Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or its Subsidiary is bound or to which any of the properties of the Company is subject, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or its Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or its Subsidiary, except for any default or violation that would not have a Material Adverse Effect.

The execution, delivery and performance by the Issuer of this Agreement, the Trust Agreement, the Purchase Contract and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Issuer is bound or to which any of its property is subject, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Issuer, except for any default or violation that would not have a Material Adverse Effect.

5.7 Governmental Authorizations, etc.

Other than the approvals of FERC and the New Mexico Public Regulation Commission (the “NMPRC”), which approvals have been received and are in full force and effect, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, or in connection with the execution, delivery or performance by the Issuer of this Agreement or the Notes.

5.8 Litigation; Observance of Statutes and Orders.

(a) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company or the Issuer, threatened against or affecting the Issuer, the Company or its Subsidiary or any property of the Issuer, the Company or its Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that individually could reasonably be expected to have a Material Adverse Effect.

(b) None of the Issuer, the Company or its Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9 Taxes.

The Company and its Subsidiary have filed all tax returns that are required to have been filed in any jurisdiction (except in any case in which the failure to so file would not have a Material Adverse Effect), and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or its Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. To the Company’s knowledge, there is no tax claim currently asserted against the Company or its Subsidiary except for any such claim that would not have a Material Adverse Effect.

5.10 Title to Property; Leases.

The Company and its Subsidiary have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or its Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11 Licenses, Permits, etc.

(a) Except as disclosed on Schedule 5.11, the Company and its Subsidiary own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Company, no product of the Company or its Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or its Subsidiary with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or its Subsidiary.

5.12 Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability on account of a violation of Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The funding target (as defined in section 430(d) of the Code without regard to section 430(i)(1))for each of the Plans (other than Multiemployer Plans), determined as of the beginning of such Plan’s current plan year and in accordance with section 430 of the Code, did not exceed the value of the assets of each Plan allocable to its benefit liabilities, determined in accordance with section 430 of the Code, by an amount that, individually, or in the aggregate for all Plans, is Material.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiary is set forth on the most recent audited balance sheet of the Company included in the financial statements listed in Schedule 5.5.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representations in Section 6.5.

5.13 Private Offering by the Company.

None of the Issuer, the Company or anyone acting on their behalf has offered the Notes or any similar securities that would be integrated with the Notes for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 65 other Institutional Accredited Investors, each of which has been offered the Notes at a private sale for investment. None of the Issuer, the Company or anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14 Use of Proceeds; Margin Regulations.

The Issuer will apply the proceeds of the sale of the Notes primarily to repay amounts borrowed under its joint revolving credit facility with the Company and reduce the amount outstanding thereunder that has been used to finance nuclear fuel. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Issuer or the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Issuer, the Company and its Subsidiary and neither the Issuer nor the Company has any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15 Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Issuer, the Company and its Subsidiary as of June 30, 2010 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Issuer, the Company or its Subsidiaries. None of the Issuer, the Company or its Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Issuer, the Company or its Subsidiary and no event or condition exists with respect to any Debt of the Issuer, the Company or its Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, none of the Issuer, the Company or its Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

(c) None of the Issuer, the Company or its Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or other organizational document) that limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Issuer or the Company, except as specifically indicated in Schedule 5.15.

5.16 Foreign Assets Control Regulations, etc.

(a) Neither the sale of the Notes by the Issuer hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) None of the Issuer, the Company or its Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) to the Issuer’s or the Company’s knowledge, engages in any dealings or transactions with any such Person. The Issuer, the Company and its Subsidiary are in compliance, in all material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Issuer and the Company.

5.17 Status under Certain Statutes.

Neither of the Issuer or the Company is subject to regulation under the Investment Company Act of 1940, as amended, or the ICC Termination Act, as amended. The Company is subject to regulation by the FERC under the Federal Power Act, as amended. The Company is a public utility company in the States of Texas and New Mexico and is subject to regulation as a public utility company in those states.

5.18 Environmental Matters.

Except as disclosed in the Disclosure Documents:

(a) Neither the Company nor its Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor its Subsidiary has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor its Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or its Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6. REPRESENTATIONS OF THE PURCHASERS.

6.1 Purchase for Investment.

You represent that you are an institutional “accredited investor” (as such term is defined under Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act) and are purchasing the Notes for your own account, for the account of another Institutional Accredited Investor, or for one or more separate accounts maintained by you and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act, that the sale of the Notes is being made by the Issuer in reliance on a private placement exemption from registration under the Securities Act, and that the Notes may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that neither the Issuer nor the Company is required to register the Notes under the Securities Act or to list the Notes on any national securities exchange.

6.2 Additional Representations of the Purchasers.

You further represent that you (a) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Notes, (b) have conducted your own investigation of the Issuer, the Company and the terms of the Notes, (c) have access to the Company’s public filings with the SEC and to such financial and other information as you deem necessary to make your decision to purchase the Notes, (d) have been offered the opportunity to ask questions of the Issuer and the Company and received answers thereto, all as you deem necessary in connection with your decision to purchase the Notes and (e) have the ability to bear the economic risks of your prospective investment and can afford the complete loss of such investment.

6.3 Resale Restrictions.

You understand and agree on behalf of yourself and on behalf of any investor account for which you are purchasing Notes, and each subsequent holder of a Note by its acceptance thereof will be deemed to agree, that the Notes will be transferable only in accordance with this Agreement and that if you or such holder decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred only to an Institutional Accredited Investor in reliance upon an exemption from registration under the Securities Act, and only as permitted by Section 14.2.

6.4 Legend.

You understand that the Notes will, unless sold pursuant to a registration statement that has been declared effective under the Securities Act, bear a legend substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THIS SECURITY MAY ONLY BE TRANSFERRED TO AN “INSTITUTIONAL ACCREDITED INVESTOR” IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED AUGUST 17, 2010.

6.5 Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Trustee in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Trustee and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Trustee in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of

“control” in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Trustee in writing pursuant to this paragraph (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

6.6 Authority.

If you are acquiring Notes as a fiduciary or agent for one or more investor accounts, you represent that you have sole investment discretion with respect to each such account and you have full power to make the foregoing representations and agreements on behalf of such account.

7. INFORMATION AS TO THE COMPANY.

7.1 Financial and Business Information.

The Company will deliver to each holder of Notes that is an Institutional Accredited Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

(ii) a consolidated statement of operations of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

(iii) a consolidated statement of cash flows of the Company and its Subsidiaries for the portion of the fiscal year ending with such quarter,

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a) provided, further, that the Company shall be deemed to have made such delivery of such financial statements or such Form 10-Q if it shall have timely made Electronic Delivery thereof;

(b) Annual Statements — within 120 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b) provided, further, that the Company shall be deemed to have made such delivery of such financial statements or such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or its Subsidiaries to its public securities holders generally and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or its Subsidiaries with the SEC and of all press releases and other statements made available generally by the Company or its Subsidiaries to the public concerning developments that are Material; provided that Electronic Delivery of such documents shall be deemed to satisfy the requirements of this Section 7.1(c);

(d) Notice of Default or Event of Default — promptly, and in any event within five days after the Issuer or a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer and the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof, other than a reportable event that, alone or together with other reportable events, would not reasonably be expected to have a Material Adverse Effect; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate for a violation of Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Issuer, the Company or its Subsidiaries from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Trust Reports — promptly, and in any event within 5 days of receipt thereof, copies of any periodic trust report of the Issuer delivered to the Company; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer, the Company or its Subsidiaries (including actual copies of any documents previously delivered by means of Electronic Delivery) or relating to (i) the ability of the Issuer to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes or (ii) the ability of the Company to perform its obligations hereunder as from time to time may be reasonably requested by any such holder of Notes.

7.2 Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) will be accompanied by a certificate (which, in the case of Electronic Delivery of any such financial statements, may be by separate concurrent delivery of such certificate to each holder of Notes or by Electronic Delivery thereof) of a Senior Financial Officer setting forth:

(a) Covenant Compliance — the information (including detailed calculations and a reconciliation to GAAP if based other than on GAAP) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.5, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or its Subsidiaries to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3 Visitation.

The Company shall permit the representatives of each holder of Notes that is an Institutional Accredited Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, but no more than two times during any 12 month period, to visit, during normal business hours, the principal executive office of the Company, to discuss the affairs, finances and accounts of the

Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiaries; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, and upon reasonable prior notice to the Company, to visit and inspect, during normal business hours, any of the offices or properties of the Company or its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all as often as may be requested.

8. PREPAYMENT OF THE NOTES.

8.1 No Scheduled Prepayments.

No regularly scheduled prepayments are due on the Notes prior to their stated maturity.

8.2 Optional Prepayments with Make-Whole Amount.

(a) Normal Optional Prepayments. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer of the Company specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Prepayments During Defaults or Events of Defaults. Anything in Section 8.2(a) to the contrary notwithstanding, during the continuance of a Default or

Event of Default, the Issuer may prepay less than all of the outstanding Notes pursuant to Section 8.2(a) only if such prepayment is allocated among all of the series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes in each such series not theretofore called for prepayment.

8.3 Mandatory Offer to Prepay Upon Change of Control.

(a) Change of Control. The Company will, within 5 days of a Rating Decline, cause the Trustee to give each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (e) of this Section 8.3.

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by paragraph (a) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on the Business Day specified in such offer (the “Proposed Prepayment Date”). The Proposed Prepayment Date shall be not less than 30 days and not more than 60 days after the date of such offer.

(c) Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Trustee on or before the date specified in the certificate described in paragraph (e) of this Section 8.3. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount. The prepayment shall be made on the Proposed Prepayment Date.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by the Trustee and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date of the Change of Control and (vii) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Trustee, which date shall not be earlier than three Business Days prior to the Proposed Prepayment Date

8.4 Allocation of Partial Prepayments.

In the case of each partial prepayment of Notes pursuant to Section 8.2, the principal amount of the Notes of a series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5 Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6 Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of that series at the time outstanding upon the same terms and conditions (which shall be established by the Company). Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 50% of the principal amount of the series of Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of the series Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Trustee will promptly cancel all Notes acquired by the Company or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7 Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such

Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1 on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

Each of the Company and the Issuer covenants that so long as any of the Notes are outstanding:

9.1 Compliance with Law.

Without limiting Section 10.4, the Company will, will cause its Subsidiaries to, and the Issuer will, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2 Insurance.

The Company will, will cause its Subsidiaries to, and the Issuer will, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses and the insurable properties of the Issuer against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3 Maintenance of Properties.

The Company will, will cause its Subsidiaries to, and the Issuer will, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Issuer, the Company or its Subsidiaries from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuer or the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4 Payment of Taxes and Claims.

The Company will, will cause each Subsidiary to, and the Issuer will, file all tax returns required to be filed in any jurisdiction (except in any case in which the failure to file would not have a Material Adverse Effect) and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable, before they have become delinquent, provided that none of the Company, any Subsidiary or the Issuer need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested on a timely basis in good faith and in appropriate proceedings, and the Company, such Subsidiary or the Issuer has established adequate reserves therefor in accordance with GAAP on its books or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate would not have a Material Adverse Effect.

9.5 Corporate Existence, etc.

Subject to Section 10.3, the Company and the Issuer will at all times preserve and keep in full force and effect their respective legal existence and all rights and franchises of the Company unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6 Books and Records.

The Company and the Issuer will maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Issuer or the Company, as the case may be.

10. NEGATIVE COVENANTS.

Each of the Company and the Issuer covenants that so long as any of the Notes are outstanding:

10.1 Debt to Capitalization Ratio.

The Company will not permit the ratio of (i) Debt to (ii) Capitalization as of the last day of any fiscal quarter to be in excess of 0.65 to 1.00.

10.2 Liens.

The Company will not permit to exist or incur, directly or indirectly, any Lien on its Operating Property, whether now owned or hereafter acquired, unless the Notes are equally and ratably secured by a Lien on the same property and assets, except:

(a) The Lien of a Mortgage Indenture to secure First Mortgage Bonds in an aggregate principal amount, at the date of issuance of such First Mortgage Bonds, not to exceed 15% of Capitalization (in addition to First Mortgage Bonds issued to secure Debt described in (b) and (h) below);

(b) Liens to secure Debt pursuant to the Credit Agreement in an aggregate principal amount not to exceed $200 million;

(c) Liens to secure Debt existing on the date of this Agreement other than pursuant to the Credit Agreement, provided that such Debt shall not be increased in amount;

(d) Liens on any Operating Property that existed on such property prior to the acquisition thereof by the Company to secure Debt assumed by the Company in connection with such acquisition;

(e) Liens to secure Debt incurred by the Company in connection with the acquisition or lease by the Company in the ordinary course of business, after the date of this Agreement, of furniture, fixtures, equipment and other assets not owned by the Company as of the date of issuance of the Notes provided that (i) such Debt shall not be secured by any Operating Property of the Company other than the Operating Property with respect to which such Debt is incurred, and (ii) the Lien securing such Debt shall be created within 90 days of the incurrence of such Debt;

(f) Liens to secure Debt of any Person existing at the time such Person is merged into or consolidated with, or such Person disposes of all or substantially all its properties (or those of a division) to, the Company;

(g) Liens to secure Debt incurred by the Company to acquire, construct, develop or substantially repair, alter or improve Operating Property or to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose; provided that such Debt is incurred contemporaneously with, or within 730 days after, such acquisition or the completion of construction, development or substantial repair, alteration or improvement;

(h) Liens to secure, directly or indirectly, the Company’s obligations with respect to Debt issued by any Governmental Authority, including Debt represented by securities issued by any such Governmental Authority (or providers of credit enhancement with respect to such securities), including, without limitation, the Company’s obligations with respect to industrial development, pollution control or similar revenue bonds incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving Operating Property;

(i) Liens to secure Debt which has been defeased, including the Notes;

(j) Liens to secure Debt incurred in connection with an accounts receivable facility (including, without limitation, Liens on the property of Finsub incurred pursuant to the Receivables Program Documents and Liens in favor of Finsub granted by the Company with respect to Receivables purportedly sold to Finsub by the Company pursuant to the Receivables Program) and/or contract payments facility or the securitization of any Excepted Assets;

(k) any Lien to secure the Notes;

(l) Liens for taxes or assessments by any Governmental Authority not yet due or being contested in good faith by appropriate proceedings;

(m) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’, licensors’ or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable;

(n) pledges and deposits made in the ordinary course of the Company’s business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(o) deposits by the Company to secure the performance of bids, trade contracts (other than for Debt), leases (other than Capital Leases), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(p) zoning restrictions, easements, rights-of-way, restrictions on use of real property or permit or license requirements and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company;

(q) one or more attachments or other similar Liens on assets of the Company arising in connection with court proceedings (i) in an aggregate principal amount not in excess of $10,000,000 (so long as the Company has set aside adequate reserves therefor) or (ii) the execution of which has been stayed or which has been appealed and secured, if necessary, by an appeal bond; provided that in each case no Event of Default shall result therefrom;

(r) any Lien arising by operation of law on the assets of the Company in favor of any Governmental Authority with respect to any franchise, grant, license, permit or contract; and

(s) Liens to secure any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of an instrument or agreement creating any Debt referred to in the above clauses.

10.3 Merger, Consolidation, etc.

The Company will not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this

Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(b) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.3 from its liability under this Agreement or the Notes.

10.4 Sanctions or Terrorism Designation.

The Company will not, will not permit any of its Subsidiaries to, and the Issuer will not (a) engage in activities that are likely to result in its or their designation (i) on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control, or (ii) under Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any unlawful dealings or transactions with any Person so designated.

10.5 Liens of Issuer.

The Issuer will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, unless the Notes are equally and ratably secured by a Lien on the same property and assets pursuant to an agreement or agreements reasonably acceptable to the Required Holders.

11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Issuer defaults in the payment of any interest on any Note for more than ten days after the same becomes due and payable; or

(c) the Company or the Issuer defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a) and (b) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) the Issuer or a Responsible Officer obtaining actual knowledge of such default and (ii) the Company or the Issuer receiving written notice of such default from any holder of a Note

(any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (c) of Section 11); or

(d) any representation or warranty made in writing by or on behalf of the Issuer, the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(e) the Issuer or the Company is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt when due (whether by acceleration or otherwise) that is outstanding in an aggregate principal amount of at least $10,000,000, for a period of 10 days; or

(f) the Issuer or the Company (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(g) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Issuer or the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Issuer or the Company, or any such petition shall be filed against the Issuer or the Company and such petition shall not be dismissed within 90 days; or

(h) a final judgment or judgments for the payment of money aggregating in excess of $100,000,000 are rendered against one or more of the Issuer or the Company, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(i) if any event or events described in clauses (i) through (vi) below, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect: (i) the Company fails to make contributions necessary to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the adjusted funding target attainment percentage, determined in accordance with section 436 of the Code, is less than 80% for any Plan, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability on account of a violation of Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company thereunder in a Material way; or

(j) the guaranty of the Company ceases to be in full force and effect, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction, or the validity or enforceability thereof shall be contested by either the Issuer or the Company or either of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(i), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1 Acceleration.

(a) If an Event of Default with respect to the Issuer or the Company described in paragraph (f) or (g) of Section 11 (other than an Event of Default described in clause (i) of paragraph (f) or described in clause (vi) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, any holder or holders of at least 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2 Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3 Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holder or holders of at least 51% in principal amount of the Notes then outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4 No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

13. GUARANTY OF NOTES.

As a result of the arrangements contemplated by the Trust Agreement and the Purchase Contract for the financing by the Issuer of nuclear fuel, the Company acknowledges that it will derive substantial benefit from the issuance of the Notes. To induce the holders of

Notes to enter into this Agreement, the Company agrees with you, each Other Purchaser and any other holder of Notes (each such person, together with its successors and assigns, a “Guaranteed Party”) as follows:

13.1 Guarantee.

The Company unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Issuer to the Guaranteed Parties under this Agreement and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Issuer under or pursuant to this Agreement or the Notes (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the “Obligations”). The Company further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

13.2 Obligations Not Waived.

To the fullest extent permitted by applicable law, the Company waives presentment to, demand of payment from and protest to the Issuer of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Company hereunder shall not be affected by (a) the failure of any Guaranteed Party to assert any claim or demand or to enforce or exercise any right or remedy against the Issuer or (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement or any other agreement, including with respect to any other guarantor of the Obligations.

13.3 Security.

The Company authorizes each of the Guaranteed Parties to (a) take and hold security for the payment of this guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

13.4 Guarantee of Payment.

The Company further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the any Guaranteed Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Issuer or any other person.

13.5 No Discharge or Diminishment of Guarantee.

The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Company hereunder shall not be discharged or impaired or otherwise affected by the failure of any Guaranteed Party to assert any claim or demand or to enforce any remedy under this Agreement, any Note or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Company or that would otherwise operate as a discharge of the Company as a matter of law or equity (other than the payment in full in cash of all the Obligations).

13.6 Defenses of the Issuer Waived.

To the fullest extent permitted by applicable law, the Company waives any defense based on or arising out of any defense of the Issuer or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Issuer, other than the payment in full in cash of the Obligations. The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Issuer or any other guarantor or exercise any other right or remedy available to them against the Issuer or any other guarantor, without affecting or impairing in any way the liability of the Company hereunder except to the extent the Obligations have been fully, finally paid in cash. To the fullest extent permitted by applicable law, the Company waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Company against the Issuer or any other guarantor, as the case may be, or any security.

13.7 Agreement to Pay; Subrogation.

In furtherance of the foregoing and not in limitation of any other right that any Guaranteed Party has at law or in equity against the Company by virtue hereof, upon the failure of the Issuer to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will forthwith pay, or cause to be paid, to each Guaranteed Party in cash the amount of such unpaid Obligations. Upon payment by the Company of any sums to each Guaranteed Party as provided above, all rights of the Company against the Issuer arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the

Obligations. In addition, any indebtedness of the Issuer now or hereafter held by the Company is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Company on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Issuer, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the Notes.

13.8 Information.

The Company assumes all responsibility for being and keeping itself informed of the Issuer’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Company assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise the Company of information known to it or any of them regarding such circumstances or risks.

13.9 Termination.

The guarantee made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party or the Company upon the bankruptcy or reorganization of the Issuer, the Company or otherwise.

14. REGISTRATION; EXCHANGE; SUBSTITUTION; TRANSFER OF NOTES.

14.1 Registration of Notes.

The Company, acting as agent for the Issuer, shall keep at its principal executive office in the United States a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes and the principal amounts thereof, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes absent manifest error, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Company or the Issuer shall give to any holder of a Note that is an Institutional Accredited Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

14.2 Transfer and Exchange of Notes.

Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 19(iv)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), the Issuer shall execute and deliver within 10 Business Days, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), 1(b) or 1(c). Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.

14.3 Replacement of Notes.

Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Accredited Investor, notice from such Institutional Accredited Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or an Institutional Accredited Investor, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Issuer at its own expense shall execute and deliver within 10 Business Days, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

15. PAYMENTS ON NOTES.

15.1 Place of Payment.

Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of The Bank of New York Mellon in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

15.2 Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 14.2. The Issuer will afford the benefits of this Section 15.2 to any Institutional Accredited Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 15.2.

16. EXPENSES, ETC.

16.1 Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all costs and expenses (including reasonable attorneys’ fees of one special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Issuer, the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO; provided, that such costs and expenses shall not exceed $3,500. The Issuer will pay, and will save you and each Other Purchaser or holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes). You agree to pay, and agree to hold the Issuer and the Company harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers or finders retained by you; provided that, in connection with the initial sale of the Notes, U.S. Bancorp Investments, Inc. and Banc of America Securities LLC shall be considered a broker or finder retained by the Issuer.

16.2 Survival.

The obligations of the Issuer under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer or the Company pursuant to this Agreement shall be deemed representations and warranties of the Issuer or Company under this Agreement, as applicable. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you, the Issuer and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

18. AMENDMENT AND WAIVER.

18.1 Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer, the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used in such sections), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 18 or 21.

18.2 Solicitation of Holders of Notes.

(a) Solicitation. The Company and the Issuer will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company or the Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. Neither the Company nor the Issuer will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

18.3 Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer and the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer, the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

18.4 Notes held by the Issuer, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any of its Affiliates shall be deemed not to be outstanding.

19. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Office of the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing, or

(iv) if to the Issuer, to the Trustee at The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, TX 77002 to the attention of Corporate Finance, or at such other address as the Trustee shall have specified to the holder of each Note in writing

Notices under this Section 19 will be deemed given only when actually received.

20. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by any Person who is a party to or recipient of any such document by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. Each of the Company, the Issuer and you agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company, the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

21. CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Issuer, the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary or confidential in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Issuer, the Company or its Subsidiaries, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Issuer, the Company or its Subsidiaries, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Accredited Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which you offer to purchase any security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process (provided that, subject to clause (z) below, if not prohibited by applicable law, you shall use commercially reasonable efforts to give notice thereof to the Company and the Issuer prior to such disclosure), (y) in connection with any litigation to which you are a party (provided that, subject to clause (z) below, if not prohibited by applicable law, you shall use commercially reasonable efforts to give notice thereof to the Company and the Issuer prior to such disclosure) or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company or the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer and the Company embodying the provisions of this Section 21.

22. SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Issuer of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

23. MISCELLANEOUS.

23.1 Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not.

23.2 Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.5 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

23.3 Accounting Terms.

All accounting terms used herein that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP; provided, however, that in the event of a change in GAAP, the Company and the Required Holders shall negotiate in good faith to revise (if appropriate) such ratios and covenants to give effect to the intention of the parties under this Agreement as at the date of this Agreement. In the event that such negotiation is unsuccessful, all calculations thereafter made for the purpose of determining compliance with the financial ratios and financial covenants contained herein shall be made on a basis consistent with GAAP in existence as at the date of this Agreement.

23.4 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.5 Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

23.6 Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.7 Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

23.8 Jurisdiction and Process; Waiver of Jury Trial.

(a) The Issuer and the Company irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Issuer and the Company irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Issuer and the Company consent to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. The Issuer and the Company agree that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 23.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Issuer or the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you, the Company and the Issuer.

Very truly yours,

RIO GRANDE RESOURCES TRUST II

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Rafael Martinez
Name:	Rafael Martinez
Title:	Senior Associate

EL PASO ELECTRIC COMPANY

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP. Treas. & CRO

This Agreement is hereby accepted and agreed to as of the date thereof.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

HARTFORD FIRE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY

By: Hartford Investment Management Company Their Agent and Attorney-in-Fact

By:	/s/ Ralph D. Witt
Name:	Ralph D. Witt
Title:	Vice President

PHYSICIANS LIFE INSURANCE COMPANY
By: Hartford Investment Management Company Its Investment Manager

By:	/s/ Ralph D. Witt
Name:	Ralph D. Witt
Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ James Lowery
Name:	James Lowery
Title:	Assistant Vice President, Investments

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

American United Life Insurance Company

/s/ John C. Mason
By:	John C. Mason
Its:	V.P. Fixed Income Securities

The State Life Insurance Company
By:	American United Life Insurance Company
Its:	Agent

/s/ John C. Mason
By:	John C. Mason
Its:	V.P. Fixed Income Securities

Pioneer Mutual Life Insurance Company
By:	American United Life Insurance Company
Its:	Agent

/s/ John C. Mason
By:	John C. Mason
Its:	V.P. Fixed Income Securities

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Life and Accident Insurance Company	$5,000,000 $5,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06956-EBD-B
Attn:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017
Ref:	PPN #: 76711@ AB4; Prin: $ ; Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-1

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06956-EBD-B must appear on outside of envelope

5. Tax ID No.: 06-0838648

Schedule A-2

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Fire Insurance Company	$5,000,000 $5,000,000 $2,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06245-FIR-B
Attn:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017
Ref:	PPN #: 76711@ AB4; Prin $ ; Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-3

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06245-FIR-B must appear on outside of envelope

5. Tax ID No.: 06-0383750

Schedule A-4

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Life and Annuity Insurance Company	$5,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06584-IHL-B
Attn:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017
Ref:	PPN #:76711@ AB4; Prin $ ; Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-5

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06584-IHL-B must appear on outside of envelope

5. Tax ID No.: 39-1052598

Schedule A-6

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Life and Annuity Insurance Company	$5,000,000 $5,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06583-ILA-B
Attn:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017
Ref:	PPN #: 76711@ AB4; Prin $ ; Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-7

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06583-ILA-B must appear on outside of envelope

5. Tax ID No.: 39-1052598

Schedule A-8

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Life and Annuity Insurance Company	$5,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06586-ITT-B
Attn:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017
Ref:	PPN #: 76711@ AB4; Prin $ ; Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-9

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06586-ITT-B must appear on outside of envelope

5. Tax ID No.: 39-1052598

Schedule A-10

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Life Insurance Company	$3,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06607-LGA-B
Account Name:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Secured Notes due August 15, 2017
Ref:	PPN #: 76711@ AB4; Prin $ ; Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-11

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06607-LGA-B must appear on outside of envelope

5. Tax ID No.: 06-0974148

Schedule A-12

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Physicians Life Insurance Company	$600,000

1. Registered in the name of ELL & CO.

2. All payments by wire transfer of immediately available funds to:

Bank Name:	The Northern Trust Company
ABA Routing #:	071000152
Account No.:	5186041000 for F/C/T - Physicians Life Insurance Company - (26-27104 - QPA)
Attn:	INC/DIV
Ref:	PPN #: 76711@ AB4; Prin $ ; Int $ Attn: Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017

with sufficient information to identify the source and application of such funds.

3. All notices of payments and written confirmations of such wire transfers:

Physicians Life Insurance Company Attention: Steven Scanlon Address: 2600 Dodge Street Omaha, NE 68131 Facsimile: (402) 633-1096

4. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-13

5. Address for delivery of original Notes:

The Northern Trust Company of New York Harborside Financial Center 10, Suite 1401 3 Second Street Northern Acct # 26-27104 - Physicians Life Insurance Company Jersey City, NJ 07311

6. Tax ID No.: 47-0529583

Schedule A-14

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Physicians Life Insurance Company	$400,000

1. Registered in the name of ELL & CO.

2. All payments by wire transfer of immediately available funds to:

Bank Name:	The Northern Trust Company
ABA Routing #:	071000152
Account No.:	5186041000 for F/C/T - Physicians Life Insurance Company - (26-27103-QPL)
Attn:	INC/DIV
Ref:	PPN #: 76711@ AB4; Prin $ ; Int $ Attn: Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Notes due August 15, 2017

with sufficient information to identify the source and application of such funds.

3. All notices of payments and written confirmations of such wire transfers:

Physicians Life Insurance Company Attention: Steven Scanlon Address: 2600 Dodge Street Omaha, NE 68131 Facsimile: (402) 633-1096

4. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-15

5. Address for delivery of original Notes:

The Northern Trust Company of New York Harborside Financial Center 10, Suite 1401 3 Second Street Northern Acct # 26-27103 - Physicians Life Insurance Company Jersey City, NJ 07311

6. Tax ID No.: 47-0529583

Schedule A-16

Name and Address of Purchaser	Principal Amount of Series B Notes to be Purchased
Hartford Life Insurance Company	$4,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021000021
Account No.:	900-9-000200 for F/C/T - G06617-SUR-B
Account Name:	Bond Interest /Principal - RIO GRANDE RESOURCES TRUST II 4.47% Senior Secured Notes due August 15, 2017
Ref:	PPN #: 76711@ AB4 Prin $ Int $

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8875/8876

3. All other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

E-mail Address:

kenneth.doiron@himco.com and PrivatePlacements.Himco@Himco.com,

subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860)297-8884

Schedule A-17

4. Address for delivery of original Notes:

JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: Brian Cavanaugh Phy/Rec - 11th Floor Phone: 212-623-2721 Custody Account Number: G06617-SUR-B must appear on outside of envelope

5. Tax ID No.: 06-0974148

Schedule A-18

Name and Address of Purchaser	Principal Amount of Series 2010 Notes to be Purchased
United of Omaha Life Insurance Company	Series A $15,000,000	Series C $5,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank Private Income Processing
ABA Routing #:	021000021
Account No.:	900-9000200
Account Name:	United of Omaha Life Insurance Company
A/C:	G07097
CUSIP/PPN:	Series A PPN: 76711@ AA6; Series C PPN: 76711@ AC2
Interest Amount:
Principal Amount:

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing – G. Ruiz a/c: G07097

3. All other communications:

4 - Investment Accounting United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011

4. Address for delivery of original Notes:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07097

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

5. Tax ID No.: 47-0322111

Schedule A-19

Name and Address of Purchaser	Principal Amount of Series C Notes to be Purchased
Great-West Life & Annuity Insurance Company	$14,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	The Bank of New York Mellon
ABA Routing #:	021000018
Account No.:	IOC566
Account Name:	Great-West Life/Acct No. 640935
Ref:	RIO GRANDE RESOURCES TRUST II 5.04% Senior Secured Notes due August 15, 2020 Prin $ Int $
Principal Amount:

with sufficient information to identify the source and application of such funds.

2. All notices of payments and written confirmations of such wire transfers:

Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

3. All other communications:

Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

4. Address for delivery of original Notes:

The Bank of New York Mellon 3rd Floor, Window A One Wall Street New York, NY 10286 Attn: Receive/Deliver Dept (Great-West Life/Acct No. 640935)

5. Tax ID No.: 84-0467907

Schedule A-20

Name and Address of Purchaser	Principal Amount of Series C Notes to be Purchased
Southern Farm Bureau Life Insurance Company	$14,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	State Street Bank and Trust Company
ABA Routing #:	011000028
Account No.:	EQ83
Account Name:	Southern Farm Bureau Life Insurance Company, DDA #59848127

All payments of federal wire transfer of immediately available funds should identify the security by its name or PPN and include the principal and interest breakdown. (If the wire is not a principal and/or interest payment, indicate the type of payment.)

2. All notices of payments and written confirmations of such wire transfers:

Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department

3. All other communications:

Investment Department

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS 39205

Attn: Investment Department

or by overnight delivery to:

1401 Livingston Lane

Jackson, MS 39213

Contact Person:

David Divine

Telephone (601) 981-5332 extension 1010

Facsimile (601)-981-3605

ddivine@sfbli.com

4. Address for delivery of original Notes:

Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department

5. Tax ID No.: 64-0283583

Schedule A-21

Name and Address of Purchaser	Principal Amount of Series C Notes to be Purchased
American United Life Insurance Company	$7,500,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	The Bank of New York Mellon
ABA Routing #:	021000018
Credit A/C:	GLA111566
Account No.:	186683
Account Name:	American United Life Insurance Co.
Ref:	PPN #: 76711@ AC2; Prin $ ; Int $

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the bond and the payment date.

2. All notices of payments and written confirmations of such wire transfers:

American United Life Insurance Company ATTN: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

3. All other communications:

American United Life Insurance Company ATTN: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

4. Address for delivery of original Notes:

The Bank of New York Mellon One Wall Street, 3rd Floor New York, NY 10286 American United Life, #186683 Attn: Anthony Saviano/ Window A

5. Tax ID No.: 35-0145825

Schedule A-22

Name and Address of Purchaser	Principal Amount of Series C Notes to be Purchased
The State Life Insurance Company	$4,000,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	The Bank of New York Mellon
ABA Routing #:	021000018
Credit A/C:	GLA111566
Account No.:	343761
Account Name:	The State Life Insurance Co.
Ref:	PPN #: 76711@ AC2; Prin $ ; Int $

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the bond and the payment date.

2. All notices of payments and written confirmations of such wire transfers:

American United Life Insurance Company ATTN: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

3. All other communications:

American United Life Insurance Company ATTN: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

4. Address for delivery of original Notes:

The Bank of New York Mellon One Wall Street, 3rd Floor New York, NY 10286 The State Life Insurance Co. c/o American United Life Insurance Company, #343761 Attn: Anthony Saviano/ Window A

5. Tax ID No.: 35-0684263

Schedule A-23

Name and Address of Purchaser	Principal Amount of Series C Notes to be Purchased
Pioneer Mutual Life Insurance Company	$500,000

1. All payments by wire transfer of immediately available funds to:

Bank Name:	The Bank of New York Mellon
ABA Routing #:	021000018
Credit A/C:	GLA111566
Account No.:	186709
Account Name:	Pioneer Mutual Life Insurance Co.
Ref:	PPN #: 76711@ AC2; Prin $ ; Int $

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the bond and the payment date.

2. All notices of payments and written confirmations of such wire transfers:

American United Life Insurance Company ATTN: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

3. All other communications:

American United Life Insurance Company ATTN: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

4. Address for delivery of original Notes:

The Bank of New York Mellon One Wall Street, 3rd Floor New York, NY 10286 Pioneer Mutual Life Insurance Co. c/o American United Life Insurance Company, #186709 Attn: Anthony Saviano/ Window A

5. Tax ID No.: 45-0220640

Schedule A-24

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or its Subsidiaries or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Terrorism Order” means Executive Order 13224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capitalization” means, at any time, the total of all the following items appearing on, or included in, the Company’s consolidated balance sheet:

(a) liabilities for any outstanding Debt; and

(b) common stock, preferred stock, hybrid preferred securities, premium on capital stock, capital surplus, capital in excess of par value and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock held in treasury.

Subject to the foregoing, Capitalization shall be determined in accordance with GAAP applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability

Schedule B-1

company, membership interests and (d) any other interest or participation in a Person that confers on the holder the right to receive a share of the profits and losses of, or distributions of assets of, such Person.

“Change of Control” means (a) an event or series of events by which any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (other than one or more Permitted Holders) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the then outstanding Voting Stock of the Company or (b) a majority of the members of the Board of Directors of the Company are not Continuing Directors; provided, however, that a “Change of Control” shall not be deemed to have occurred as a result of the formation of a holding company for the Company or its businesses as part of any transaction (merger, consolidation, plan of exchange, etc.) in which such holding company is owned, following the transaction, by the former holders of the Company’s Voting Stock in substantially the same proportions as their ownership of the Company’s Voting Stock immediately prior to such transaction.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means El Paso Electric Company, a Texas corporation.

“Confidential Information” is defined in Section 21.

“Continuing Directors” means as of any date of determination, any member of the board of directors of the Company who (i) was a member of such board of directors on the date of this Agreement or (ii) was nominated for election or elected to such board of directors with the approval of a majority of Continuing Directors who were members of such board at the time of such nomination or election.

“Credit Agreement” means the Credit Agreement dated as of April 11, 2006 as amended as of July 12, 2007 among the Company, The Bank of New York Trust Company, National Association, as trustee of the Rio Grande Resources Trust II, the lenders party thereto and JPMorgan Chase Bank, National Association as Administrative Agent and Issuing Bank, as such agreement may be amended, restated, supplemented, modified or extended, and any successor, substitute, or replacement thereto.

“Debt” with respect to any Person means any of its outstanding debt for money borrowed, including debt evidenced by notes, debentures, bonds, or other securities, or guarantees of any thereof. Debt of any Person shall include the Debt of any partnership in which such person is a general partner. Debt shall be calculated for all purposes of this Agreement at its stated principal amount, without regard to the effect of utilizing FASB No. 159 (Fair Value Option for Financial Assets and Financial Liabilities) or International Accounting Standard 39; provided that the amount of Debt represented by the Credit Agreement shall be limited to the amount drawn thereunder at the date of calculation.

Schedule B-2

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Electronic Delivery” means (i) for reports, registration statements and other documents required to be filed with the SEC, the filing and availability thereof on “EDGAR” and the availability thereof on the Company’s home page on the worldwide web (at the date of this Agreement located at: http//www.epelectric.com) and (ii) for any documents not required to be filed with the SEC, the availability thereof on the Company’s home page on the worldwide web, and in every case, the prior notice by the Company to each holder of Notes of such availability, with such notice containing either (y) an attachment of such reports, registration statements or other documents or (z) a link to the site on the worldwide web containing such documents.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excepted Assets” means all bills, notes and other instruments, accounts receivable, claims, credits, judgments, demands, general intangibles, licenses and privileges (except franchises and permits), emissions allowances, choses in action, patents, patent applications, patent licenses and other patent rights, trade names, trademarks and all contracts, leases and agreements of whatsoever kind and nature, other than any of the foregoing which are by the express provisions of the Mortgage Indenture subjected or required to be subjected to the lien of the Mortgage Indenture.

“FERC” means the Federal Energy Regulatory Commission, or any Governmental Authority succeeding to any or all of such commission’s authority.

Schedule B-3

“Finsub” means a special purpose corporation organized under the laws of a state of the United States of America formed solely for the purpose of engaging in the Receivables Program.

“First Mortgage Bonds” means any series of First Mortgage Bonds of the Company issued pursuant to the Mortgage Indenture after the date hereof.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any jurisdiction in which the Issuer, the Company or its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or its Subsidiaries, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranteed Party” is defined in Section 13.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company as agent for the Issuer pursuant to Section 14.1.

“Institutional Accredited Investor” means any Person that is an “accredited investor” as such term is defined under Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act.

“Issuer” means Rio Grande Resources Trust II, a grantor trust organized and existing pursuant to the Trust Agreement.

Schedule B-4

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company or the Issuer to perform its obligations under this Agreement or the Notes or (c) the validity or enforceability of this Agreement or the Notes.

“Memorandum” is defined in Section 5.3.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Mortgage Indenture” means any indenture (including without limitation any indenture entered into by the Company following the date hereof) secured by a mortgage Lien upon the Company’s Operating Property.

“Mortgage Indenture Trustee” means the trustee under a Mortgage Indenture, together with its successors and assigns in such capacity.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NMPRC” is defined in Section 5.7.

“Notes” is defined in Section 1.

“Obligations” is defined in Section 13.1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Operating Property” mean, as of any date, (a) all of the real, personal and mixed property which is an integral part of or is used or to be used as an integral part of the electric generating, transmission and/or distribution operations of the Company, (b) any undivided legal interest of the Company in any such property which is jointly owned by the Company and any other Person or Persons and (c) franchises and permits owned by the Company in connection with the electric generating, transmission and/or distribution operations of the Company,

Schedule B-5

including, without limitation, all of such property which is acquired by the Company after the Closing; provided, however, that Operating Property shall not be deemed to include any Operating Property excepted under a Mortgage Indenture.

“Other Purchasers” is defined in Section 2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchase Contract” means the Purchase Contract dated as of February 12, 1996, as amended as of February 11, 1999, between the Trustee and the Company, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and hereof.

“Purchaser” means each purchaser listed in Schedule A.

“Rating Decline” means (i) a decrease to less than “investment grade” (currently BBB- and Baa3) in the rating of the Company’s unsecured debt (or its secured debt that is the equivalent of the Notes if they are secured at such time) by either Moody’s or S&P or (ii) a withdrawal of such rating by either Moody’s or S&P; provided, however, that such decrease or withdrawal occurs on, or within 30 days following, the date of public notice of the occurrence of a Change of Control.

“Receivables Program” means, collectively, (a) the sale of, or transfer of interests in, account receivables and related contract rights (“Receivables”) of the Company to Finsub and (b) the transfer of such Receivables by Finsub to a special purpose trust or corporation which is not an Affiliate of the Company or Finsub; provided, that all terms and conditions of, and all documentation relating to, the Receivables Program shall be (i) in form and substance customary to a comparable Receivables Program and (ii) non-recourse to the Company other than pursuant to customary representations, warranties, covenants and indemnities entered into in connection with a Receivables Program.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Issuer or any of its Affiliates).

Schedule B-6

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“S&P” means Standard & Poor’s Ratings Group, and its successors.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“this Agreement” or “the Agreement” is defined in Section 18.3.

“Trust Agreement” means the Trust Agreement dated as of February 12, 1996, between the Trustee and the Company, providing for the creation of the Rio Grande Resources Trust II, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and hereof.

“Trustee” means The Bank of New York Mellon Trust Company, N.A., not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II (as successor by merger to JPMorgan Chase Bank, N.A., in such capacity).

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA

Schedule B-7

PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Stock” means stock having the voting power for the election of directors, trustees, general partners or managers, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Schedule B-8

SCHEDULE 5.3

DISCLOSURE MATERIALS

1. Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2010.

2. Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2009.

3. Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2008.

4. Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007.

5. Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2010.

6. Annual Report to Shareholders for the Fiscal Year Ended December 31, 2009.

7. Current Report on Form 8-K dated as of May 4, 2010.

8. Current Report on Form 8-K dated as of May 7, 2010.

9. Current Report on Form 8-K dated as of May 10, 2010.

10. Current Report on Form 8-K dated as of May 26, 2010.

11. Current Report on Form 8-K dated as of June 8, 2010.

12. Current Report on Form 8-K dated as of June 14, 2010.

13. Current Report on Form 8-K dated as of July 7, 2010.

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARY; OWNERSHIP OF SUBSIDIARY STOCK

(a)(i)

Name of Subsidiary

Mirasol Energy Services, Inc.

Jurisdiction of Organization

Delaware

Percentage of Shares of Each Class Owned by El Paso Electric Company

Common Stock 100%

(a)(ii)

Directors and Officers of the Company

Directors:

Kenneth R. Heitz, Chairman of the Board

Michael K. Parks, Vice Chairman of the Board

Catherine A. Allen

J. Robert Brown

James W. Cicconi

James W. Harris

Patricia Z. Holland-Branch

Thomas V. Shockley

Eric B. Siegel

David W. Stevens

Stephen N. Wertheimer

Charles A. Yamarone

Senior Officers:

David W. Stevens, Chief Executive Officer

David G. Carpenter, Senior Vice President, Chief Financial Officer

George A. Williams, Senior Vice President, Chief Operating Officer

Richard Fleager, Senior Vice President, Customer Care and External Affairs

Mary E. Kipp, Senior Vice President, General Counsel and Chief Compliance Officer

Schedule 5.4

Rocky Miracle, Senior Vice President, Corporate Planning and Development

(b)

Liens on Subsidiary Shares

None

(d)

Restrictions on Payment of Dividends or Similar Distributions

None

Schedule 5.4-2

SCHEDULE 5.5

FINANCIAL STATEMENTS

1.	Consolidated Financial Statements of El Paso Electric Company and Subsidiary for the Year Ended December 31, 2009.

2.	Consolidated Financial Statements of El Paso Electric Company and Subsidiary for the Year Ended December 31, 2008.

3.	Consolidated Financial Statements of El Paso Electric Company and Subsidiary for the Year Ended December 31, 2007.

4.	Condensed Consolidated Financial Statements of El Paso Electric Company and Subsidiary for the Quarter Ended June 30, 2010 (Unaudited).

Schedule 5. 5

SCHEDULE 5.11

LICENSES, PERMITS, ETC.

(a)

Las Cruces Franchise

In February 2000, the Company and Las Cruces entered into a seven-year franchise agreement with a franchise fee of 2% of revenues for the provision of electric distribution service. Las Cruces exercised its right to extend the franchise for an additional two-year term which ended April 30, 2009. The Company is currently operating under an implied franchise by satisfying all obligations under the expired franchise. It is not known when or if a new franchise agreement will be entered into with the City of Las Cruces. The Company believes, however, that it can operate under the currently existing implied franchise construct for the foreseeable future.

Schedule 5.11

SCHEDULE 5.15

EXISTING DEBT

Description	Obligor	Obligee	Principal Outstanding at June 30, 2010 (In thousands)	Collateral/Guaranty	Restrictions on the Incurrence of Debt
Pollution Control Bonds:
7.25% 2009 Series A due 2040	EPE	(1)	$63,500	Unsecured	(1)
4.80% 2005 Series A due 2040	EPE	(2)	$59,235	Unsecured	(2)
7.25% 2009 Series B due 2040	EPE	(1)	$37,100	Unsecured	(1)
4.00% 2002 Series A due 2032	EPE	(3)	$33,300	Unsecured	(3)

Senior Notes:
6.00% Senior Notes due 2035	EPE	Public offering	$400,000	Unsecured	(6)
7.50% Senior Notes due 2038	EPE	Public offering	$150,000	Unsecured	(7)

Credit Facility:
$200 million credit facility	EPE and RGRT	(4)	$122,800	RGRT’s obligations guaranteed by EPE	(5)

“EPE” means El Paso Electric Company

“RGRT” means the Rio Grande Resources Trust II

(1)	These pollution control bonds were issued by Maricopa County, Arizona Pollution Control Corporation in private placements, and the proceeds therefrom were loaned to EPE pursuant to loan agreements dated March 1, 2009. There are no restrictions on the incurrence of debt under the terms of these pollution control bonds.

Schedule 5.15-1

(2)	These pollution control bonds were issued by Maricopa County, Arizona Pollution Control Corporation in a private placement, and the proceeds therefrom were loaned to EPE pursuant to a loan agreement dated July 1, 2005. The bonds were insured by the Financial Guaranty Insurance Company (“FGIC”) pursuant to an Insurance Agreement between FGIC and EPE dated August 1, 2005. Section 2.03 of the Insurance Agreement contains limitations on liens, an excerpt of which is attached hereto as Exhibit A to Schedule 5.15.
(3)	These pollution control bonds were issued by The City of Farmington, New Mexico in a private placement, and the proceeds therefrom were loaned to EPE pursuant to the Amended and Restated Installment Sales Agreement dated August 1, 2002. The bonds were insured by FGIC pursuant to an Insurance Agreement between FGIC and EPE dated August 1, 2005. Section 2.03 of the Insurance Agreement contains limitations on liens, an excerpt of which is attached hereto as Exhibit B to Schedule 5.15.
(4)	Lenders under the $200 million credit facility include JP Morgan Chase Bank, N.A., Union Bank of California, N.A., The Bank of New York, Citicorp North America, Inc., Bank of Communications (New York Branch), U.S. Bank National Association, and Bank Hapoalim, B.M.
(5)	Limitations on liens, Prohibition on Sale and Lease-Back Transactions, and Maintenance Covenant relating to the $200 million credit facility are set forth in Sections 6.02, 6.03 and 6.09 of the Credit Agreement dated April 11, 2006, an excerpt of which is attached hereto as Exhibit C to Schedule 5.15.
(6)	Limitations on liens relating to the 6.00% Senior Notes due 2035 are set forth in Annex A to Securities Resolution No. 1 dated May 11, 2005, an excerpt of which is attached hereto as Exhibit D to Schedule 5.15.
(7)	Limitations on liens relating to the 7.50% Senior Notes due 2038 are set forth in Annex A to Securities Resolution dated May 29, 2008, an excerpt of which is attached hereto as Exhibit E to Schedule 5.15.

Schedule 5.15-2

EXHIBIT A TO SCHEDULE 5.15

LIMITATIONS ON LIENS

4.80% 2005 SERIES A DUE 2040

Section 2.03. Negative Pledge. The Company agrees that for so long as the Policy remains in effect, the Company will not create or permit to be created, any mortgage, security interest, pledge, lien or other encumbrance (“Lien”) of or upon any of the Company’s Operating Property, whether owned at the date of the issuance of the Policy or thereafter acquired, to secure any Debt, without effectively securing FGIC (together with, if the Company shall so determine, any of its other Debt ranking senior to, or equally with, FGIC) equally and ratably with such Debt (but only so long as such Debt is so secured), subject to the following exceptions ; provided that any Lien that is permitted by one of the exceptions other than the exception set forth in Section 2 .03(a) below shall in no event be counted towards the limitation contained in Section 2.03(a) below.

The foregoing restriction shall not apply to the following:

(a)	Liens to secure Debt incurred up to an aggregate principal amount which, immediately following the incurrence of such Debt, does not exceed fifteen percent (15%) of Capitalization under the Mortgage;

(b)	Liens to secure Debt existing on the date of the issuance of the Policy provided that such Debt shall not be increased in amount, except for the Debt under the Company’s Credit Agreement dated as of December 17, 2004 among the Company, JPMorgan Chase Bank, National Association, as trustee of the Rio Grande Resources Trust II, the lenders party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank, which may be increased to $150,000,000 in principal amount;

(c)	Liens on any Operating Property which existed on such property prior to the acquisition thereof by the Company, to secure Debt assumed by the Company in connection with such acquisition;

(d)	Liens to secure Debt incurred by the Company in connection with the acquisition or lease by the Company in the ordinary course of business, after the date of the issuance of the Policy, of furniture, fixtures, equipment and other assets not owned by the Company as of the date of issuance of the Policy ; provided that (i) such Debt shall not be secured by any Operating Property of the Company other than the Operating Property with respect to which such Debt is incurred, and (ii) the Lien securing such Debt shall be created within 90 days of the incurrence of such Debt;

(e)	Liens to secure Debt of any Person existing at the time such Person is merged into or consolidated with, or such Person disposes of all or substantially all its properties (or those of a division) to, the Company;

(f)

Liens to secure Debt incurred to acquire, construct, develop or substantially repair, alter or improve Operating Property or to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose ; provided that such Debt is incurred contemporaneously with, or within 24 months after, such acquisition or

Schedule 5.15-3

the completion of construction, development or substantial repair, alteration or improvement;

(g)	Liens to secure, directly or indirectly, the Company’s obligations with respect to debt issued by any Governmental Authority, including debt represented by securities issued by any such Governmental Authority (or providers of credit enhancement with respect to such securities), including, without limitation, the Company’s obligations with respect to industrial development, pollution control or similar revenue bonds incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving the Company’s Operating Property;

(h)	Liens to secure Debt which has been defeased, including the Bonds;

(i)	Liens to secure Debt incurred in connection with an accounts receivable facility and/or contract payments facility or the securitization of any Excepted Assets; and

(j)	Liens to secure any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of an instrument or agreement creating any Debt referred to in the above clauses.

Schedule 5.15-4

EXHIBIT B TO SCHEDULE 5.15

LIMITATIONS ON LIENS

4.00% 2002 SERIES A DUE 2032

Section 2.03. Negative Pledge. The Company agrees that for so long as the Policy remains in effect, the Company will not create or permit to be created, any mortgage, security interest, pledge, lien or other encumbrance (“Lien”) of or upon any of the Company’s Operating Property, whether owned at the date of the issuance of the Policy or thereafter acquired, to secure any Debt, without effectively securing FGIC (together with, if the Company shall so determine, any of its other Debt ranking senior to, or equally with, FGIC) equally and ratably with such Debt (but only so long as such Debt is so secured), subject to the following exceptions ; provided that any Lien that is permitted by one of the exceptions other than the exception set forth in Section 2 .03(a) below shall in no event be counted towards the limitation contained in Section 2.03(a) below.

The foregoing restriction shall not apply to the following:

(a)	Liens to secure Debt incurred up to an aggregate principal amount which, immediately following the incurrence of such Debt, does not exceed fifteen percent (15%) of Capitalization under the Mortgage;

(b)	Liens to secure Debt existing on the date of the issuance of the Policy; provided that such Debt shall not be increased in amount, except for the Debt under the Company’s Credit Agreement dated as of December 17, 2004 among the Company, JPMorgan Chase Bank, National Association, as trustee of the Rio Grande Resources Trust II, the lenders party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank, which may be increased to $150,000,000 in principal amount;

(c)	Liens on any Operating Property which existed on such property prior to the acquisition thereof by the Company, to secure Debt assumed by the Company in connection with such acquisition;

(d)	Liens to secure Debt incurred by the Company in connection with the acquisition or lease by the Company in the ordinary course of business, after the date of the issuance of the Policy, of furniture, fixtures, equipment and other assets not owned by the Company as of the date of issuance of the Policy; provided that (i) such Debt shall not be secured by any Operating Property of the Company other than the Operating Property with respect to which such Debt is incurred, and (ii) the Lien securing such Debt shall be created within 90 days of the incurrence of such Debt;

(e)	Liens to secure Debt of any Person existing at the time such Person is merged into or consolidated with, or such Person disposes of all or substantially all its properties (or those of a division) to, the Company;

(f)

Liens to secure Debt incurred to acquire, construct, develop or substantially repair, alter or improve Operating Property or to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose; provided that such Debt is incurred contemporaneously with, or within 24 months after, such acquisition or

Schedule 5.15-5

the completion of construction, development or substantial repair, alteration or improvement;

(g)	Liens to secure, directly or indirectly, the Company’s obligations with respect to debt issued by any Governmental Authority, including debt represented by securities issued by any such Governmental Authority (or providers of credit enhancement with respect to such securities), including, without limitation, the Company’s obligations with respect to industrial development, pollution control or similar revenue bonds incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving the Company’s Operating Property;

(h)	Liens to secure Debt which has been defeased, including the Bonds;

(i)	Liens to secure Debt incurred in connection with an accounts receivable facility and/or contract payments facility or the securitization of any Excepted Assets; and

(j)	Liens to secure any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of an instrument or agreement creating any Debt referred to in the above clauses.

Schedule 5.15-6

EXHIBIT C TO SCHEDULE 5.15

RESTRICTIONS ON DEBT INCURRENCE UNDER CREDIT FACILITY

Section 6.02. Liens. Neither Borrower will, nor will El Paso permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a)	Liens on property or assets of El Paso existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof;

(b)	Liens to secure the Obligations;

(c)	any Lien existing on any Operating Property prior to the acquisition thereof by El Paso or any Subsidiary to secure Indebtedness assumed by El Paso or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of either Borrower or any Subsidiary;

(d)	Liens for taxes or assessments by any Governmental Authority not yet due or which are being contested in compliance with Section 5.03;

(e)	carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’, licensors’ or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

(f)	pledges and deposits made in the ordinary course of El Paso’s business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(g)	deposits by El Paso to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h)	zoning restrictions, easements, rights-of-way, restrictions on use of real property or permit or license requirements and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrowers or any Subsidiary;

(i)

Liens to secure Indebtedness incurred by El Paso in connection with the acquisition or lease by El Paso in the ordinary course of business, after the date hereof, of furniture, fixtures, equipment and other assets not owned by El Paso on the date hereof; provided

Schedule 5.15-7

that (i) such Indebtedness shall not be secured by any Operating Property of El Paso other than the Operating Property with respect to which such Indebtedness is incurred and (ii) the Lien securing such Indebtedness shall be created within 90 days of the incurrence of such Indebtedness;

(j)	the Lien of the Mortgage Indenture to secure First Mortgage Bonds in an aggregate principal amount not to exceed $400,000,000 issued to repurchase, repay or otherwise refinance the Indebtedness of El Paso under the Senior Unsecured Notes;

(k)	Liens to secure Indebtedness of any person existing at the time such person is merged into or consolidated with, or such person disposes of all or substantially all its properties (or those of a division) to, El Paso;

(l)	Liens to secure Indebtedness incurred by El Paso to acquire, construct, develop or substantially repair, alter or improve Operating Property or to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose; provided that such Indebtedness is incurred contemporaneously with, or within 24 months after, such acquisition or the completion of construction, development or substantial repair, alteration or improvement;

(m)	Liens to secure, directly or indirectly, El Paso’s obligations with respect to debt issued by any Governmental Authority, including debt represented by securities issued by any such Governmental Authority (or providers of credit enhancement with respect to such securities), including, without limitation, El Paso’s obligations with respect to industrial development, pollution control or similar revenue bonds incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving El Paso’s Operating Property;

(n)	Liens on the property of Finsub incurred pursuant to the Receivables Program Documents and Liens in favor of Finsub granted by El Paso with respect to Receivables purportedly sold to Finsub by El Paso pursuant to the Receivables Program;

(o)	the Lien in favor of the Mortgage Indenture Trustee created by the Mortgage Indenture and securing the payment of its fees and expenses;

(p)	one or more attachments or other similar Liens on assets of El Paso arising in connection with court proceedings (i) in an aggregate principal amount not in excess of $10,000,000 (so long as El Paso has set aside adequate reserves therefor) or (ii) the execution of which has been stayed or which has been appealed and secured, if necessary, by an appeal bond; provided that in each case no Event of Default shall result therefrom;

(q)	any Lien arising by operation of law on the assets of El Paso in favor of any Governmental Authority with respect to any franchise, grant, license, permit or contract; and

(r)	Liens that are not otherwise permitted by any of the foregoing paragraphs of this Section 6.02; provided that, at the time that any such Lien is granted (and after giving effect

Schedule 5.15-8

thereto), the aggregate outstanding principal amount of all Indebtedness outstanding under Section 6.01(c) and Indebtedness secured by Liens permitted by this Section 6.02(r) shall not exceed 15% of Total Consolidated Capital.

Section 6.03. Sale and Lease-Back Transactions. Neither Borrower will, nor will El Paso permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale Lease-Back Transaction”), except for Sale Lease-Back Transactions of real property and tangible personal property with an aggregate fair market value not to exceed $25,000,000 at any time.

Section 6.09. Debt to Capitalization Ratio. El Paso will not permit the ratio of (i) Total Consolidated Debt to (ii) Total Consolidated Capital as of the last day of any fiscal quarter to be in excess of 0.65 to 1.00.

Schedule 5.15-9

EXHIBIT D TO SCHEDULE 5.15

LIMITATIONS ON LIENS UNDER 6.00% SENIOR NOTES

Limitation on Liens to Secure Debt

So long as any Senior Notes are outstanding, the Company may not create or permit to be created, any mortgage, security interest, pledge, lien or other encumbrance (“Lien”) of or upon any Operating Property (as defined herein), whether owned at the date of the Indenture or thereafter acquired, to secure any Debt (as defined herein), without effectively securing the Senior Notes (together with, if the Company shall so determine, any of the Company’s other Debt ranking senior to, or equally with, the Senior Notes) equally and ratably with such Debt (but only so long as such Debt is so secured), subject to the following exceptions, one or more of which may apply to any particular Lien.

The foregoing restriction will not apply to:

(1) Liens to secure Debt incurred without limitation as to amount under the Mortgage (as defined herein);

(2) Liens to secure Debt existing on the date of the issuance of the Senior Notes; provided that such Debt shall not be increased in amount, except for the Debt under the Credit Agreement (as defined herein) which may be increased to $150,000,000 in principal amount;

(3) Liens on any Operating Property which existed on such property prior to the acquisition thereof by the Company, to secure Debt assumed by the Company in connection with such acquisition;

(4) Liens to secure Debt incurred by the Company in connection with the acquisition or lease by the Company in the ordinary course of business, after the date of the issuance of the Senior Notes, of furniture, fixtures, equipment and other assets not owned by the Company as of the date of issuance of the Senior Notes provided that (a) such Debt shall not be secured by any Operating Property of the Company other than the Operating Property with respect to which such Debt is incurred, and (b) the Lien securing such Debt shall be created within 90 days of the incurrence of such Debt;

(5) Liens to secure Debt of any entity existing at the time such entity is merged into or consolidated with, or such entity disposes of all or substantially all its properties (or those of a division) to, the Company;

(6) Liens to secure Debt incurred to acquire, construct, develop or substantially repair, alter or improve Operating Property or to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose; provided that such Debt is incurred contemporaneously with, or within 24 months after, such acquisition or the completion of construction, development or substantial repair, alteration or improvement;

Schedule 5.15-10

(7) Liens to secure, directly or indirectly, the Company’s obligations with respect to debt issued by any Governmental Authority (as defined herein), including debt represented by securities issued by any such Governmental Authority (or providers of credit enhancement with respect to such securities), including, without limitation, the Company’s obligations with respect to industrial development, pollution control or similar revenue bonds incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving Operating Property;

(8) Liens to secure Debt which has been defeased, including the Senior Notes;

(9) Liens to secure Debt incurred in connection with an accounts receivable facility and/or contract payments facility or the securitization of any Excepted Assets (as defined herein); and

(10) Liens to secure any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of an instrument or agreement creating any Debt referred to in clauses (1) through (9).

Also, the foregoing restriction will not apply to Liens, otherwise subject to the foregoing restrictions, to secure Debt of up to an aggregate principal amount (not including Debt secured by Liens permitted by any of the foregoing exceptions) which, immediately following the creation of such Lien, together with all other Debt so secured, does not exceed 15% of Capitalization (as defined herein).

Schedule 5.15-11

EXHIBIT E TO SCHEDULE 5.15

LIMITATIONS ON LIENS UNDER 7.50% SENIOR NOTES

Limitation on Liens to Secure Debt

So long as any Senior Notes are outstanding, the Company may not create or permit to be created, any mortgage, security interest, pledge, lien or other encumbrance (“Lien”) of or upon any Operating Property (as defined herein), whether owned at the date of the Indenture or thereafter acquired, to secure any Debt (as defined herein), without effectively securing the Senior Notes (together with, if the Company shall so determine, any of the Company’s other Debt ranking senior to, or equally with, the Senior Notes) equally and ratably with such Debt (but only so long as such Debt is so secured), subject to the following exceptions, one or more of which may apply to any particular Lien.

The foregoing restriction will not apply to:

(1) Liens to secure Debt incurred without limitation as to amount under the Mortgage (as defined herein);

(2) Liens to secure Debt existing on the date of the issuance of the Senior Notes; provided that such Debt shall not be increased in amount, except for the Debt under the Credit Agreement (as defined herein) which may be increased to $150,000,000 in principal amount;

(3) Liens on any Operating Property which existed on such property prior to the acquisition thereof by the Company, to secure Debt assumed by the Company in connection with such acquisition;

(4) Liens to secure Debt incurred by the Company in connection with the acquisition or lease by the Company in the ordinary course of business, after the date of the issuance of the Senior Notes, of furniture, fixtures, equipment and other assets not owned by the Company as of the date of issuance of the Senior Notes provided that (a) such Debt shall not be secured by any Operating Property of the Company other than the Operating Property with respect to which such Debt is incurred, and (b) the Lien securing such Debt shall be created within 90 days of the incurrence of such Debt;

(5) Liens to secure Debt of any entity existing at the time such entity is merged into or consolidated with, or such entity disposes of all or substantially all its properties (or those of a division) to, the Company;

(6) Liens to secure Debt incurred to acquire, construct, develop or substantially repair, alter or improve Operating Property or to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose; provided that such Debt is incurred contemporaneously with, or within 24 months after, such acquisition or the completion of construction, development or substantial repair, alteration or improvement;

Schedule 5.15-12

(7) Liens to secure, directly or indirectly, the Company’s obligations with respect to debt issued by any Governmental Authority (as defined herein), including debt represented by securities issued by any such Governmental Authority (or providers of credit enhancement with respect to such securities), including, without limitation, the Company’s obligations with respect to industrial development, pollution control or similar revenue bonds incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving Operating Property;

(8) Liens to secure Debt which has been defeased, including the Senior Notes;

(9) Liens to secure Debt incurred in connection with an accounts receivable facility and/or contract payments facility or the securitization of any Excepted Assets (as defined herein); and

(10) Liens to secure any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of an instrument or agreement creating any Debt referred to in clauses (1) through (9).

Also, the foregoing restriction will not apply to Liens, otherwise subject to the foregoing restrictions, to secure Debt of up to an aggregate principal amount (not including Debt secured by Liens permitted by any of the foregoing exceptions) which, immediately following the creation of such Lien, together with all other Debt so secured, does not exceed 15% of Capitalization (as defined herein).

Schedule 5.15-13

EXHIBIT 1(a)

[FORM OF SERIES A NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THIS SECURITY MAY ONLY BE TRANSFERRED TO AN “INSTITUTIONAL ACCREDITED INVESTOR” IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED AUGUST 17, 2010.

RIO GRANDE RESOURCES TRUST II

3.67% Senior Note, Series A, due August 15, 2015

No. AR-[ ]	[Date]
$[ ]	PPN: 76711@ AA6

FOR VALUE RECEIVED, the undersigned, the Rio Grande Resources Trust II (the “Issuer”), promises to pay to [        ], or registered assigns, the principal sum of $[        ] on August 15, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.67% per annum from the date hereof, payable semiannually, on February 15 and August 15 in each year, commencing with the February 15 or August 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 5.67% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The Bank of New York Mellon in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(a)-1

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of August 17, 2010 (as from time to time amended, the “Note Purchase Agreement”), between the Issuer, El Paso Electric Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

RIO GRANDE RESOURCES TRUST II

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (as successor by merger to JPMorgan Chase Bank, N.A.)

By:
Name:
Title:

Exhibit 1(a)-2

EXHIBIT 1(b)

[FORM OF SERIES B NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THIS SECURITY MAY ONLY BE TRANSFERRED TO AN “INSTITUTIONAL ACCREDITED INVESTOR” IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED AUGUST 17, 2010.

RIO GRANDE RESOURCES TRUST II

4.47% Senior Note, Series B, due August 15, 2017

No. BR-[ ]	[Date]
$[ ]	PPN: 76711@ AB4

FOR VALUE RECEIVED, the undersigned, the Rio Grande Resources Trust II (the “Issuer”), promises to pay to [        ], or registered assigns, the principal sum of $[        ] on August 15, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.47% per annum from the date hereof, payable semiannually, on February 15 and August 15 in each year, commencing with the February 15 or August 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 6.47% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The Bank of New York Mellon in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(b)-1

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of August 17, 2010 (as from time to time amended, the “Note Purchase Agreement”), between the Issuer, El Paso Electric Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

RIO GRANDE RESOURCES TRUST II

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (as successor by merger to JPMorgan Chase Bank, N.A.)

By:
Name:
Title:

Exhibit 1(b)-2

EXHIBIT 1(c)

[FORM OF SERIES C NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THIS SECURITY MAY ONLY BE TRANSFERRED TO AN “INSTITUTIONAL ACCREDITED INVESTOR” IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED AUGUST 17, 2010.

RIO GRANDE RESOURCES TRUST II

5.04% Senior Note, Series C, due August 15, 2020

No. CR-[ ]	[Date]
$[ ]	PPN: 76711@ AC2

FOR VALUE RECEIVED, the undersigned, the Rio Grande Resources Trust II (the “Issuer”), promises to pay to [            ], or registered assigns, the principal sum of $[        ] on August 15, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.04% per annum from the date hereof, payable semiannually, on February 15 and August 15 in each year, commencing with the February 15 or August 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 7.04% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The Bank of New York Mellon in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(c)-1

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of August 17, 2010 (as from time to time amended, the “Note Purchase Agreement”), between the Issuer, El Paso Electric Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

RIO GRANDE RESOURCES TRUST II

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (as successor by merger to JPMorgan Chase Bank, N.A.)

By:
Name:
Title:

Exhibit 1(c)-2

EXHIBIT 4.4(a)

FORM OF OPINION OF COUNSEL

FOR THE COMPANY

August 17, 2010

To the Purchasers listed on

Schedule A to the

Agreement referred to below

Ladies and Gentlemen:

We have acted as special counsel for El Paso Electric Company, a Texas corporation (the “Company”), in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the Note Purchase Agreement dated August 17, 2010 (the “Agreement”) among the Company, the Rio Grande Resources Trust II (the “Issuer”) and you, under which you have severally agreed to purchase from the Issuer (i) $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”). The Notes will be guaranteed by El Paso Electric Company as Guarantor (the “Guarantee” and, together with the Notes, the “Securities”). We are issuing this opinion pursuant to Section 4.4(a) of the Agreement. Capitalized terms used herein but not otherwise defined herein are used as defined in Agreement.

We have reviewed the Agreement, and have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials, certificates of officers of the Company and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

1.	The execution and delivery by each of the Issuer and the Company of, and the performance by each of the Issuer and the Company of their respective obligations under, the Notes, the Guarantee and the Agreement (collectively, the “Documents”) will not contravene (i) any provision of the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations of the same type as the Company or grantor trusts of the same type as the Issuer or to their respective assets or properties in relation to transactions of the type contemplated by the Documents, provided that we express no opinion as to federal or state securities laws (except as set forth in paragraph (6) below).

Exhibit 4.4(a)-1

2.	Assuming the due authorization of the Securities by the Issuer and the Company, the Securities, when executed and authenticated in accordance with the provisions of the Agreement and delivered to and paid for by the Purchasers pursuant to the Agreement, will be valid and binding obligations of each of the Company and the Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Agreement pursuant to which such Securities are to be issued, provided that we express no opinion as to the (a) enforceability of any waiver of rights under any usury or stay law and (b) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above.

3.	Assuming the due authorization, execution and delivery of the Agreement by the Issuer and the Company, the Agreement constitutes the legal, valid and binding agreement of each of the Company and the Issuer enforceable against each of them in accordance with its terms except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights or remedies generally, concepts of reasonableness and equitable principles of general applicability;

4.	No consent, approval, authorization, or order of, or qualification with, any state or federal governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations of the same type as the Company or grantor trusts of the same type as the Issuer in relation to transactions of the type contemplated by the Documents is required for the execution, delivery and performance by each of the Issuer and the Company of their obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion (except as set forth in paragraph (6) below).

5.	Neither the Issuer nor the Company is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Agreement, neither will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

6.

Assuming the accuracy of, and compliance with the representations, warranties and covenants of the Issuer, the Company and the Purchasers in the Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers under the Agreement to register the Securities under the Securities Act of 1933, as amended, or to qualify an indenture in respect thereof under the

Exhibit 4.4(a)-2

U.S. Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent offer or resale of any Security.

7.	The borrowings under the Agreement and the use of proceeds thereof as contemplated by the Agreement do not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

In rendering the opinions in paragraphs (2) and (3) above, we have assumed that each party to the Documents has been duly organized or incorporated and is validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of each Document to which it is a party, (a) are within its corporate powers, (b) do not contravene, or constitute a default under, the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, and (ii) each Document (other than the Agreement) is a valid, binding and enforceable agreement of each party thereto (other than as expressly covered above in respect of the Issuer and the Company).

We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, and the federal laws of the United States of America, except that (i) we express no opinion with respect to such laws relating specifically to public utility companies or the utilities industry including the Public Utility Holding Company Act of 2005 or any related laws, rules or regulations or the Federal Power Act or any other laws, rules or regulations promulgated by or within the enforcement authority of the Federal Energy Regulatory Commission or the United States Nuclear Regulatory Commission, (ii) we express no opinion as to any law, rule or regulation that is applicable to the Issuer, the Company, the Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Documents or any of its affiliates due to the specific assets or business of such party or such affiliate, and (iii) we express no opinion with respect to provisions providing for forfeitures or for liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges and make-whole premiums, default interest, other monetary penalties and other economic remedies to the extent such provisions are deemed to constitute penalties. Insofar as the foregoing opinion involves matters governed by the laws of the State of Texas or the State of New Mexico, we have relied, without independent investigation, on the opinions of Mary E. Kipp, Senior Vice President and General Counsel for the Company and of Randall Childress P.C., New Mexico Counsel for the Company delivered to you today pursuant to the Agreement, and our opinion is subject in all respects to the assumptions, qualifications and exceptions contained in such opinion.

This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person or furnished to any other person without our prior written consent, except that (i) your successors and each future holder of the any Securities under (and permitted by) the Agreement may rely on

Exhibit 4.4(a)-3

this opinion as of the original date of this opinion in connection with the above matter and subject to the limitations, qualifications, exceptions and assumptions set forth herein, and (ii) that copies may be furnished to your independent auditors, legal counsel, the National Association of Insurance Commissioners and all regulatory authorities.

Very truly yours,

Exhibit 4.4(a)-4

EXHIBIT 4.4(b)

FORM OF OPINION OF INTERNAL COUNSEL

FOR THE COMPANY

August 17, 2010

To the Purchasers listed on

Schedule A to the

Agreement referred to below

Ladies and Gentlemen:

I have acted as General Counsel for El Paso Electric Company, a Texas corporation (the “Company”), in connection with the Note Purchase Agreement dated August 17, 2010 (the “Agreement”) among the Company, the Rio Grande Resources Trust II (the “Issuer”) and you, under which you have severally agreed to purchase from the Company (i) $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”). The Notes will be guaranteed by El Paso Electric Company as Guarantor (the “Guarantee” and, together with the Notes, the “Securities”). I am issuing this opinion pursuant to Section 4.4(b) of the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

In connection with rendering the opinions expressed herein, I (or attorneys under my supervision) have reviewed (1) the Agreement; (2) the Notes; (3) the May 19, 2010 application filed by the Company with the Federal Energy Regulatory Commission (“FERC”) in Docket No. ES10-43-000, for authorization under Section 204 of the Federal Power Act, as amended (“FPA”) to issue long-term debt (the “204 Application”); and (4) FERC’s delegated letter order dated June 29, 2010 in El Paso Electric Co., 131 FERC ¶ 62,269 (2010) (the “204 Order”). In addition, I (or attorneys under my supervision) have reviewed such other records, agreements, instruments, certificates of public officials and other documents, and have made such other investigations, as I have deemed necessary for the purpose of this opinion letter.

Exhibit 4.4(b)-1

I have (i) relied as to factual matters on the representations and warranties contained in the Agreement, and (ii) assumed (A) the authenticity of all documents submitted to me as originals, (B) the genuineness of signatures or original documents, and the conformity to the originals of all copies submitted to me as photocopies or conformed copies, (C) the due authorization, execution and delivery of the Agreement by each of the parties executing such documents (other than the Company and the Issuer), (D) that the Agreement constitutes a valid and binding agreement of the parties thereto (other than the Company and the Issuer), and (E) the accuracy and completeness of the public records of the regulatory agencies, boards and commissions on which I have relied.

I have assumed that all applicable laws and regulations have been duly enacted and validly promulgated, that all regulatory agencies, boards and commissions have been duly constituted, that all public officials and all members of said agencies, boards and commissions have been duly appointed and are lawfully holding the positions to which they have been elected or appointed, and that any actions taken by them under delegated authority are undertaken pursuant to properly delegated authority.

Based upon the foregoing, and subject to the qualifications set forth below, it is my opinion that:

1.	The Company is validly existing as a corporation subsisting under the laws of the State of Texas and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect, as that term is defined in the Agreement).

2.	The Issuer is validly existing as a trust subsisting under the laws of the State of Texas and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect, as that term is defined in the Agreement).

3.	The Company has corporate power and authority to issue the Guarantee, to enter into the Agreement and to perform its obligations thereunder.

4.	The Issuer has trust power and authority to issue the Notes, to enter into the Agreement and to perform its obligations thereunder.

5.	The Agreement has been duly authorized, executed and delivered by each of the Company and the Issuer.

Exhibit 4.4(b)-2

6.	The Securities have been duly authorized by each of the Issuer and the Company, and when executed and authenticated in accordance with the provisions of the Agreement and delivered to and paid for by you pursuant to the Agreement, to the extent such are covered by the laws of the State of Texas, or the federal laws of the United States of America, will be valid and binding obligations of each of the Issuer and the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability.

7.	The execution and delivery by each of the Issuer and the Company of, and the performance by each of the Issuer and the Company of their obligations under the Agreement and the Securities will not contravene (i) any provision of the laws of the State of Texas, or any federal law of the United States of America (except with respect to federal, state, or foreign securities laws as to which I express no opinion), or (ii) the certificate of incorporation or by laws of the Company and organizational documents of the Issuer.

8.	(a) The execution, delivery and performance by the Issuer and the Company of the Agreement and (b) the incurrence of indebtedness pursuant to the Agreement do not (i) violate, conflict with, constitute or result in a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), (ii) result in the imposition of a lien or encumbrance on any assets or properties of the Issuer or the Company pursuant to, or (iii) give rise to any right to accelerate or require the prepayment or repurchase or redemption of any obligation under (A) any indenture, contract, instrument or agreement known to me, or (B) any judgment, order or decree any court or governmental agency or authority that has jurisdiction over the Issuer or the Company or their assets or properties.

9.	There is no pending or, to my knowledge, threatened action or proceeding against or affecting the Issuer or the Company before any court, governmental agency or arbitrator which purports to affect the legality, validity or enforceability of the Agreement.

10.

No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of Texas, any federal law of the United States of America, or to the best of my knowledge, any other state or jurisdiction of the United States, that in my experience is normally applicable to (i) general business corporations of the same type as the Company or (ii) grantor trusts of the same type as the Issuer, in relation to transactions of the type contemplated by the Agreement, is required for the issuance of the Securities or the execution, delivery and performance by each of the Issuer and the Company of their obligations under the Agreement, except such as may be required (i) under federal, state or foreign

Exhibit 4.4(b)-3

securities or Blue Sky laws as to which I express no opinion, (ii) by the FERC as described in paragraph 11 below, or (iii) by the New Mexico Public Regulation Commission as to which I express no opinion.

11.	No authorization, consent, approval, or filing or registration with any governmental agency or body under the FERC and under the FPA and the Public Utility Holding Company Act of 2005, and the rules and regulations under each, each as in effect on the date hereof is necessary for (i) the Issuer to issue the Notes and (ii) for the Company to assume its obligations in connection with the Securities, except for (1) the authorization that has been duly obtained from FERC in the 204 Order, and (2) the filing with FERC of a Report of Securities Issued no later than 30 days after the sale or placement of the Securities.

12.	The execution, delivery and performance by the Company and the Issuer of the Agreement and the Securities, in accordance with their respective terms will not result in a violation of the FPA or the related rules, regulations, published interpretations and orders issued thereunder, in each case as presently implemented or interpreted.

13.	As of the date hereof, the 204 Order is still in effect.

I am a member of the Bar of the State of Texas and the foregoing opinion is limited to the laws of the State of Texas and the federal laws of the United States of America, except that I express no opinion as to any law, rule or regulation that is applicable to the Issuer, the Company, the Agreement or the transactions contemplated thereby solely because such law, rule or regulation is part of a regulatory regime applicable to any party to the Agreement or any of its affiliates due to the specific assets or business of such party or such affiliate, except as set forth with respect to the FERC, and the FPA in paragraphs (11) and (12) above. The foregoing opinion is based in upon existing laws and regulations as of the date hereof, and I undertake no obligation to advise you of changes that may be brought to my attention after the date hereof.

This opinion letter is being delivered solely for the benefit of the persons to whom it is addressed and to their permitted successors and assigns; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any purpose without my prior written consent, except that copies may be furnished to your independent auditors, legal counsel, the National Association of Insurance Commissioners and all regulatory authorities.

Very truly yours,

Exhibit 4.4(b)-4

EXHIBIT 4.4(c)

FORM OF OPINION OF SPECIAL ARIZONA REGULATORY COUNSEL

FOR THE COMPANY

To the Purchasers listed on

Schedule A to the

Agreement referred to below

Re:	El Paso Electric Company (Rio Grande Resources Trust II): $110,000,000 Senior Notes; 2010 Series Notes (Arizona Regulatory Opinion)

Ladies and Gentlemen:

We have acted as special counsel in the State of Arizona (the “State”) to El Paso Electric Company, a Texas corporation (the “Company”), in connection with the Note Purchase Agreement dated as of August 17, 2010 (the “Agreement”) among the Company, the Rio Grande Resources Trust II (the “Issuer”) and you, under which (a) you have severally agreed to purchase from the Company (i) $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”); and (b) the Notes will be guaranteed by the Company as Guarantor. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

A.	DOCUMENTS AND MATTERS EXAMINED

In connection with this opinion, we have examined originals or copies of such documents, records, certificates of public officials and certificates of officers and representatives of the Company as we considered necessary to provide a basis for the opinions expressed herein, including the following:

A-1. the Agreement;

A-2. the Notes; and

A-3. the Private Placement Memorandum, Rio Grande Resources Trust II, Up to $110,000,000 Senior Notes, 2010 Series Notes, July 2010 (Draft As of 7/6/2010 11:49 AM).

The documents listed in A-1 through A-3 are collectively referred to herein as the “Transaction Documents”.

As to matters of fact material to the opinions expressed herein, we have relied on (a) information in public authority documents (and all opinions based on public authority documents are as of the date of such public authority documents and not as of the date of this opinion letter), (b) information provided in certificates of officers/representatives of the

Exhibit 4.4(c)-1

Company, including the Officer’s Certificate attached hereto as Exhibit A, and (c) the representations and warranties of the Company in the Transaction Documents. We have not independently verified the facts so relied on.

B.	ASSUMPTIONS

We have relied, without investigation, on the following assumptions:

B-1. Original documents reviewed by us are authentic, copies of original documents reviewed by us conform to the originals and all signatures on executed documents are genuine.

B-2. All individuals have sufficient legal capacity to perform their functions with respect to the Transaction Documents and the transaction contemplated by the Transaction Documents (the “Transaction”).

B-3. The Transaction Documents and the other documents reviewed by us are valid and binding obligations of each party thereto, other than the Company (each, an “Other Party”), enforceable against it in accordance with their terms, and each such Other Party has complied with all legal requirements pertaining to its status relevant to its right to enforce the Transaction Documents against the Company.

B-4. The schedules and exhibits to the Agreement that were not reviewed by us do not affect, alter or amend the terms of the Agreement reviewed by us.

B-5. Each party executing the Transaction Documents is duly organized, validly existing and in good standing under all applicable laws, and has all requisite corporate or other requisite power and authority to execute and deliver the Transaction Documents and perform the applicable provisions thereof.

B-6. The Transaction Documents have been duly authorized, executed and delivered by each party executing the Transaction Documents.

B-7. There is no requirement of consent, approval, authorization or other action by, or filing with, any Governmental Authority with respect to any Other Party’s execution and delivery of the Transaction Documents and the consummation of the Transaction and the borrowings under the Agreement, except those that have already been made or obtained. However, we disclaim any knowledge of what has been made or obtained.

C.	OPINIONS

Based on the foregoing, and subject to the qualifications and exclusions stated below, we express the following opinions:

C-1. The Company’s and the Issuer’s execution and delivery of the Agreement and consummation of the Transaction do not (i) violate any provision of the Arizona Public Utility Act (or the related rules, regulations and published interpretations thereunder that we examined and that in our experience are typically applicable to agreements similar to the Agreement and transactions similar to the Transaction) (collectively, the “Act”), or (ii) breach or violate any

Exhibit 4.4(c)-2

Material Order. “Material Order” means the court order or order of any Governmental Authority of the State issued under the Act listed on Exhibit A, Schedule 1 hereto, which list was provided by the Company in response to our request for a list of all material orders binding on the Company, the Issuer or their respective properties.

C-2. No consent, approval, authorization or other action by, or filing with, any Governmental Authority pursuant to the Act or pursuant to other statutes of the State (that in our experience are typically required in connection with agreements similar to the Agreement and transactions similar to the Transaction) applicable to the Company as a result of the fact that the Company is an electric public utility, is required of the Company in connection with the execution and delivery by the Company of the Agreement and the consummation of the Transaction, except those that have already been made or obtained.

D.	CONFIRMATIONS

D-1. In addition, we confirm to you that we are not representing the Company in any litigation that is pending or overtly threatened in writing by a potential claimant, that seeks to enjoin the Transaction or challenge the performance by the Company of its obligations under the Transaction Documents.

E.	QUALIFICATIONS; EXCLUSIONS

E-1. Except to the extent expressly noted to the contrary in this opinion letter, we express no opinion as to the effect, if any, that one or more of the following matters may have on the opinions expressed herein:

(a) state “blue sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

(b) state laws and regulations dealing with (i) antitrust and unfair competition; (ii) filing and notice requirements, other than requirements applicable to charter-related documents such as a certificate of merger; (iii) environmental matters; (iv) land use and subdivisions; (v) tax; (vi) patents, copyrights, trademarks and intellectual property; (vii) racketeering; (viii) health and safety; (ix) labor and employment; (x) national and local emergencies; (xi) possible judicial deference to acts of sovereign states; (xii) criminal and civil forfeiture; (xiii) statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); and (xiv) regulation of lenders or the conduct of the business of lenders and that may relate to the Transaction Documents or the Transaction;

(c) compliance with fiduciary duty requirements;

(d) the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, cities, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing;

(e) fraudulent transfer and fraudulent conveyance laws;

Exhibit 4.4(c)-3

(f) pension and employee benefit laws and regulations;

(g) the Company’s title to or the condition of title of any property; and

(h) the creation, attachment, perfection, priority or enforcement of liens or encumbrances.

For purposes of expressing the opinions herein, (a) we have examined the laws of the State, (b) we have assumed that those laws govern the construction, interpretation and enforcement of the Transaction Documents, whether or not any of the Transaction Documents includes a choice-of-law provision stipulating the application of the laws of some other jurisdiction, and (c) our opinions are limited to such laws. We have not reviewed, nor are our opinions in any way predicated on an examination of, the laws of any other jurisdiction (including, but not limited to, federal laws), and we expressly disclaim responsibility for advising you as to the effect, if any, that the laws of any other jurisdiction may have on the opinions set forth herein.

The opinions expressed herein (a) are limited to matters expressly stated herein, and no other opinions may be implied or inferred, and (b) are as of the date hereof (except as otherwise noted above). We disclaim any undertaking or obligation to update these opinions for events and circumstances occurring after the date hereof or as to facts relating to prior events that are subsequently brought to our attention.

This opinion letter is rendered only to you and is solely for your benefit in connection with the Transaction. Except as noted herein, this opinion letter may not be used or relied on for any other purpose or by any other person without our prior written consent. You may refer to and produce a copy of this opinion letter in connection with the review of the Transaction by a regulatory agency having supervisory authority over you, in connection with the assertion of a defense as to which this opinion letter is relevant and necessary and in response to a court order.

Very truly yours,

PERKINS COIE BROWN & BAIN P.A.

Exhibit 4.4(c)-4

EXHIBIT 4.4(d)

FORM OF OPINION OF SPECIAL REGULATORY COUNSEL

FOR THE COMPANY

August 17, 2010

To the Purchasers listed on

Schedule A to the

Agreement referred to below

Re:	El Paso Electric Company (Rio Grande Resources Trust II): $110,000,000 Senior Notes; 2010 Series Notes (Nuclear Waste Act and Atomic Energy Act Opinion)

Ladies and Gentlemen:

We have acted as special regulatory counsel to El Paso Electric Company, a Texas corporation (the “Company”), on matters relating to (i) the Nuclear Waste Policy Act of 1982, 42 U.S.C. §§ 10101 et seq. and the Nuclear Waste Policy Amendments Act of 1987, 42 U.S.C. §§ 10172, 10172a et seq. (collectively, the “Nuclear Waste Act”), and (ii) the Atomic Energy Act of 1954, 42 U.S.C. §§ 2201, et seq. (the “Atomic Energy Act”), in connection with the Note Purchase Agreement dated as of August 17, 2010 (the “Agreement”) among the Company, the Rio Grande Resources Trust II (the “Issuer”) and you (the “Purchasers”), under which (a) you have severally agreed to purchase from the Company (i) $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”); and (b) the Notes will be guaranteed by the Company as Guarantor. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The scope of this opinion is limited solely to matters arising under the Nuclear Waste Act and the Atomic Energy Act.

A.	DOCUMENTS AND MATTERS EXAMINED

In connection with this opinion, we have examined originals or copies of such documents, records, certificates of public officials and certificates of officers and representatives of the Company as we considered necessary to provide a basis for the opinions expressed herein, including the following:

A-1. The Agreement;

A-2. The Notes; and

A-3. The amendments issued by the Nuclear Regulatory Commission (“NRC”) to licenses NPF-51 and NPF-74 (Palo Verde Nuclear Generating Station (“Palo Verde”) Units 2

Exhibit 4.4(d)-1

and 3) in NRC Docket Nos. STN 50-529 and STN 50-530 at the request of the Company and Arizona Public Service Company, the operator of Palo Verde Units 2 and 3, on December 8, 1995, as amended on January 2, 1996 (the “NRC Approvals”).

The documents listed in A-1 through A-3 are collectively referred to herein as the “Documents.” Our opinions are based solely upon a review of the Documents, and, with your consent, we have reviewed no other agreements, documents, records, instruments, certificates or other statements as a basis for the opinions herein expressed.

As to matters of fact material to the opinions expressed herein, we have relied on (a) information in public authority documents (and all opinions based on public authority documents are as of the date of such public authority documents and not as of the date of this opinion letter), (b) information provided in certificates of officers/representatives of the Company, and (c) the representations and warranties of the Company in the Documents. We have not independently verified the facts so relied on.

B.	ASSUMPTIONS

We have relied, without investigation, on the following assumptions:

B-1. Original documents reviewed by us are authentic, copies of original documents reviewed by us conform to the originals and all signatures on executed documents are genuine.

B-2. All individuals have sufficient legal capacity to perform their functions with respect to the Documents and the transaction contemplated by the Documents (the “Transaction”).

B-3. The Documents and the other documents reviewed by us are valid and binding obligations of each party thereto, other than the Company (each, an “Other Party”), enforceable against it in accordance with their terms, and each such Other Party has complied with all legal requirements pertaining to its status relevant to its right to enforce the Documents against the Company.

B-4. The schedules and exhibits to the Agreement that were not reviewed by us do not affect, alter or amend materially the terms of the Agreement reviewed by us.

B-5. Each party executing the Documents is duly organized, validly existing and in good standing under all applicable laws, and has all requisite corporate or other requisite power and authority to execute and deliver the Documents and perform the applicable provisions thereof.

B-6. The Documents have been duly authorized, executed and delivered by each party executing the Documents.

B-7. There is no requirement of consent, approval, authorization or other action by, or filing with, any Governmental Authority with respect to any Other Party’s execution and delivery of the Transaction Documents and the consummation of the Transaction and the

Exhibit 4.4(d)-2

borrowings under the Agreement, except those that have already been made or obtained. However, we disclaim any knowledge of what has been made or obtained.

B-8. All statutes, judicial and administrative decisions, and rules and regulations of governmental agencies, constituting the law examined by us, are generally available (i.e., in terms of access and distribution following publication or other release) to lawyers practicing in such jurisdiction, and are in a format that makes legal research reasonably feasible.

B-9. The constitutionality or validity of the relevant statute, rule, regulation or agency action is not in issue unless a reported decision in the opining jurisdiction has specifically addressed but not resolved, or has established, its unconstitutionality or invalidity.

B-10. Other agreements and court orders will be enforced as written.

B-11. The Company will not in the future take any discretionary action (including a decision not to act) permitted under the Agreement that would result in the violation of law or constitute a breach or default under any other agreement or court order.

B-12. The Company will obtain all permits and governmental approvals required in the future, and will take all actions similarly required, relevant to subsequent consummation of the Transaction or performance of the Agreement.

B-13. All parties to the Transaction will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Agreement.

B-14. No party to this Transaction is owned, controlled, or dominated by an alien, a foreign corporation, or a foreign government.

B-15. The Company does not receive, possess, handle, store, use, or transfer any source material, byproducts material or special nuclear materials, as those terms are defined in the Atomic Energy Act, and does not receive, possess, handle, store, use, or transfer any spent nuclear fuel or high-level radioactive waste, as those terms are defined in the Nuclear Waste Act.

C.	OPINIONS

Based on the foregoing, and subject to the qualifications and exclusions stated below, we express the following opinions:

C-1. Except for the NRC Approvals and the general NRC consent contained in 10 C.F.R. § 50.81(a) (2009) and 10 C.F.R. § 72.52(b) (2009), no authorization approval or other action by, prior notice to or prior filing or registration with the NRC is required for (i) the due execution and delivery by the Company and the Issuer of the Agreement and the Notes, as applicable, and the consummation of the Transaction, except those that have already been made or obtained, and (ii) the utilization by the Purchasers of the NRC “consent” contained in 10 C.F.R. § 50.81(a) (2009), “to the creation of any mortgage, pledge, or other lien upon any leasehold or other interest in such facility” and the NRC “consent” contained in 10 C.F.R. § 72.52(b) (2009), “to the creation of any mortgage, pledge, or other lien on special nuclear material contained in spent fuel not owned by the United States that is the subject of a license or

Exhibit 4.4(d)-3

on any interest in special nuclear material in spent fuel”; provided, however, that the rights of any such Purchaser may be exercised only in compliance with, and subject to, the Atomic Energy Act and applicable NRC regulations, including but not limited to 10 C.F.R. § 50.81 (2009) and 10 C.F.R. § 72.52 (2009).

C-2. The Transaction and the participation by the Purchasers in the Transaction pursuant to the Atomic Energy Act and applicable NRC regulations do not violate the Atomic Energy Act or the related rules, regulations and orders issued thereunder that in our experience are typically applicable to agreements similar to the Agreement and transactions similar to the Transaction; provided, however, that the rights of the Purchasers may be exercised only in compliance with, and subject to, the Atomic Energy Act and applicable NRC regulations, including but not limited to 10 C.F.R. § 50.81 (2009).

C-3. The Transaction and the participation by the Purchasers in the Transaction pursuant to the Nuclear Waste Act and applicable NRC regulations do not violate the Nuclear Waste Act or the related rules, regulations and orders issued thereunder that in our experience are typically applicable to agreements similar to the Agreement and transactions similar to the Transaction; provided, however, that the rights of the Purchasers may be exercised only in compliance with, and subject to, the Nuclear Waste Act and applicable NRC regulations, including but not limited to 10 C.F.R. § 72.52 (2009).

D.	QUALIFICATIONS AND EXCLUSIONS

D-1. The opinions expressed herein are limited solely to the Nuclear Waste Act and the Atomic Energy Act. We have not reviewed, nor are our opinions in any way predicated upon an examination of, any other laws, and we expressly disclaim responsibility for advising you as to the effect, if any, that any other laws may have upon the opinions set forth herein. Furthermore, we express no opinion as to matters that may be affected by pending or proposed federal, state or local legislation, even though such legislation, if subsequently enacted, might affect the opinions expressed herein.

D-2. Except to the extent expressly noted to the contrary in this opinion letter, we express no opinion as to the effect, if any, that one or more of the following matters may have on the opinions expressed herein:

(a) the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, cities, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing; and

(b) the Company’s title to or the condition of title of any property.

The opinions expressed herein (a) are limited to matters expressly stated herein, and no other opinions may be implied or inferred, and (b) are as of the date hereof (except as otherwise noted above). We disclaim any undertaking or obligation to update these opinions for events and circumstances occurring after the date hereof or as to facts relating to prior events that are subsequently brought to our attention.

Exhibit 4.4(d)-4

This opinion letter is rendered only to you and is solely for your benefit in connection with the Transaction. Except as noted herein, this opinion letter may not be used or relied on for any other purpose or by any other person without our prior written consent. You may refer to and produce a copy of this opinion letter in connection with the review of the Transaction by a regulatory agency having supervisory authority over you, in connection with the assertion of a defense as to which this opinion letter is relevant and necessary and in response to a court order.

Very truly yours,

PERKINS COIE BROWN & BAIN P.A.

Exhibit 4.4(d)-5

EXHIBIT 4.4(e)

FORM OF OPINION OF SPECIAL NEW MEXICO COUNSEL

FOR THE COMPANY

August 17, 2010

To the Purchasers listed on

Schedule A to the

Agreement referred to below

Ladies and Gentlemen:

We have acted as special counsel in the State of New Mexico to El Paso Electric Company, a Texas corporation (the “Company”), in connection with matters of New Mexico law in connection with the Note Purchase Agreement dated August 17, 2010 (the “Agreement”) among the Company, the Rio Grande Resources Trust II (the “Issuer”) and you, under which you have severally agreed to purchase from the Company (i) $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”). The Notes will be guaranteed by El Paso Electric Company as Guarantor (the “Guarantees” and, together with the Notes, the “Securities”). The scope of this legal opinion is limited solely to matters arising under New Mexico State Law, as applicable to the above matter. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

In connection with this opinion, we have examined the Agreement, as well as originals or copies certified or identified to our satisfaction of such other records, agreements, instruments and documents as we deemed necessary in connection with rendering this opinion (collectively, the “Documents”).

As to certain factual matters material to the opinions hereinafter expressed, we have relied, when relevant facts were not independently established by us, without objection by you, upon representations and statements of facts of the Company or its officers and/or directors, and on representations made by the Company in the Documents. In each instance in this opinion where we have relied upon representations of the Company, we do not know of any inaccuracy but do not express an opinion as to such matters.

Exhibit 4.4(e)-1

OPINIONS

Based upon the foregoing, and subject to the qualifications and assumptions set forth below, we are of the opinion that as of the date hereof:

1. The Company is duly qualified to transact business and is in good standing as a foreign corporation in the State of New Mexico and possesses adequate certificates, authorities, or permits issued by appropriate New Mexico regulatory agencies or bodies necessary to conduct the business now operated by it in the State of New Mexico.

2. Based on the representations made by the Company and our examination of the Documents, the issuance and sale of the Securities pursuant to the Agreement, and the execution, delivery and performance of the Agreement by the Company, will not result in (i) a breach or violation by the Company of any statute, or any rule, regulation, order, judgment or decree of any court or governmental or regulatory authority of the State of New Mexico applicable to the Company or by which any property or asset of the Company is or may be bound; or (ii) a violation of any provision of the New Mexico Public Utility Act (the “NMPUA”) or the related rules, regulations, published interpretations and orders issued thereunder, in each case as presently implemented or interpreted.

3. The New Mexico Public Regulation Commission (“NMPRC”) has issued its final order authorizing the issuance and sale of the Securities pursuant to the Agreement, such order is in full force and effect, is not subject to rehearing or appeal by any party other than the Company, and is sufficient to authorize the issuance and sale of the Notes and the transactions contemplated by the Agreement; and no other action, consent or approval of, registration or prior filing with or any other action by any Governmental Authority pursuant to the NMPUA or pursuant to other statutes of the State of New Mexico applicable to the Company as a result of the fact that it is an electric public utility, is or will be required of the Company in connection with the Securities, except those that (i) have been made or obtained, (ii) are in full force and effect and (iii) have not been withdrawn.

4. To our knowledge, no stop order, restraining order or denial of an application for approval has been issued and no investigation, proceeding or litigation has been commenced or threatened before any governmental or regulatory authority or court of the State of New Mexico with respect to the Securities.

ASSUMPTIONS

The opinions set forth above are based upon, and these opinions are subject to the accuracy, completeness and correctness of the following assumptions:

Exhibit 4.4(e)-2

A. That the Documents have been duly authorized, executed and delivered by each party executing the Documents.

B. That (i) signatures on all documents reviewed by us are genuine, (ii) all photostatic copies of documents that we have reviewed conform to the original documents and that all documents reviewed by us are authentic, (iii) all public records reviewed by us are accurate and complete, and (iv) all natural persons have legal capacity.

C. Except as set forth in paragraph (1) above, that each party executing the Documents is duly organized, validly existing and in good standing under all applicable laws, and has all requisite corporate power and authority to execute and deliver the Documents and perform the applicable provisions thereof.

D. That the Documents are legal, valid, binding and enforceable in accordance with their respective terms as to each party other than the Company executing them, and that the Documents therefore have mutuality of binding effect.

E. That no party other than the Company executing the Documents is involved in any court or administrative proceeding relating to or otherwise affecting the transactions contemplated by the Documents or subject to any order, writ, injunction or decree of any court or governmental authority that would prohibit the execution or delivery of the Documents or the performance of the Agreement.

F. That each party other than the Company has obtained all consents, approvals and authorizations by any person or governmental authority necessary for execution and delivery of the Documents and the performance of the Agreement; however, we disclaim any knowledge of what has been obtained or is necessary to be obtained by such parties.

Exhibit 4.4(e)-3

QUALIFICATIONS

In addition to the assumptions set forth above, the opinions expressed herein are also subject to the following qualifications:

We are admitted to practice in the State of New Mexico and are members of the State Bar of New Mexico and the opinions expressed above are limited in all respects to the laws of the State of New Mexico. Except as specifically set forth herein, we render no opinion with regard to any tax, securities. Blue Sky, usury, bankruptcy, insurance, consumer, or antitrust and unfair competition laws, rules or regulations, of any nature, whether state, local, foreign, or federal, nor do we render any opinion with regard to any municipal, local, or county laws, statutes, rules, regulations, or ordinances. We have considered such laws, rules and regulations as we believe should be applicable to the transactions contemplated by the Documents, but without our having made any special investigation concerning any law, rule or regulation other than those specifically referenced in the opinion paragraph numbered 2 above.

As to certain factual matters material to this opinion, we have relied, when the relevant facts were not independently established by us, without objection by you, upon representations and statements of facts of the Company or its officers and/or directors, and on representations made by the Company in the Documents. While we have no reason to believe that any of the information presented in this letter, or upon which we have relied in expressing any of the opinions set forth herein, is inaccurate or incomplete, we have not independently verified the accuracy or completeness of any such information. In each instance in which reference is made to any factual matter known to or within the knowledge or information of this Firm, we wish to advise that no special investigation of the relevant facts or circumstances has been made. In each instance in this opinion in which we state that we have made certain assumptions, we wish to advise that we have no knowledge of any inaccuracy of any such assumption, but we do not express an opinion with respect to the matters so assumed.

Any opinion or statement herein which is expressed to be “to our knowledge,” “of which we have knowledge” or as otherwise qualified by words of like import means that the lawyers currently practicing law with our firm, who have had an active involvement in the representation of the Company, have no current conscious awareness of any facts or information contrary to such opinion or statement, but we have undertaken no independent investigation with respect to anyone’s awareness of such facts or information.

We express no opinion as to the laws of any jurisdiction other than the laws of the State of New Mexico. In every instance where the laws of another jurisdiction might normally control the issue, we have nonetheless expressed our opinion based upon the unqualified assumption that the laws (including the principles of conflict of laws) of such other jurisdiction is identical in all respects to the laws (excluding the principles of conflict of laws) of the State of New Mexico. The opinions expressed above concern only the effect of laws as currently in effect.

We have not acted as general counsel to the Company, and our opinions relating to matters about the Company are solely based on information provided to us by the Company,

Exhibit 4.4(e)-4

which we have not independently investigated, and information we have obtained from third-party sources, which we believe to be reliable but have not independently investigated.

We express no opinion except as expressly provided herein and no opinions may be inferred or implied beyond the matters expressly stated herein. Our opinions are as of the date hereof and are based, in each case, upon existing laws and regulations effective as of the date hereof and assume the application of such laws and regulations to events that may occur after the date of this letter, and we undertake no obligation (i) to advise you of changes that may come to our attention or that become effective after the date hereof or (ii) to withdraw, reissue, or supplement the opinions expressed herein as a result of any subsequent change to relevant facts or applicable law or any discovery by us that any assumption or factual conclusion set forth in this letter was incorrect as of the date hereof Moreover, in connection with our opinions, we have not reviewed or considered, and are not rendering any opinions on or with respect to, any proposed or pending local, state, or federal rules, regulations, or legislation as to their possible impact on the Agreement and any transactions contemplated in the Agreement.

We are furnishing this opinion to you solely for your use in connection with the opinion of counsel required to be delivered pursuant to the Agreement. This opinion may be relied upon by you and the Company, and by any of your successors and assigns. This opinion is considered to be a confidential communication, which may not otherwise be used, reproduced, distributed, quoted, filed with any governmental or regulatory authority or disclosed to anyone other than those listed without our prior written consent, except that copies may be furnished to your independent auditors, legal counsel, the National Association of Insurance Commissioners and all regulatory authorities.

Very Truly Yours,

LAW OFFICES OF RANDALL W. CHILDRESS, P.C.

Exhibit 4.4(e)-5

EXHIBIT 4.4(f)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:

1. The Agreement and the Notes constitute the legal, valid and binding agreements of the Company and the Issuer, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

3. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Agreement or the Notes.

As to matters of Texas law and as to the due authorization, execution and delivery of the Notes and the Agreement by the Issuer and the Company, Foley & Lardner LLP may rely on the opinions of Davis Polk & Wardwell LLP and Mary E. Kipp. The opinion of Foley & Lardner LLP shall state that the opinions of Davis Polk & Wardwell LLP, Mary E. Kipp, Perkins Coie LLP, and the Law Offices of Randall W. Childress, P.C. are satisfactory in form and scope to Foley & Lardner LLP, and, in its opinion, the Purchasers are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

CHIC-4820430.11

Exhibit 4.4(f)